Document And Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Line Items]
Document Period End Date	Dec 31, 2011
Current Fiscal Year End Date	--12-31
Amendment Flag	false
Entity Central Index Key	0000842294
Document Fiscal Period Focus	FY
Entity Filer Category	Accelerated Filer
Entity Registrant Name	Excel Maritime Carriers Ltd.
Document Fiscal Year Focus	2011
Entity Well Known Seasoned Issuer	No
Document Type	20-F
Entity Current Reporting Status	Yes
Common Stock - Class A
Document and Entity Information [Line Items]
Entity Common Stock Shares Outstanding	88,909,430
Common Stock - Class B
Document and Entity Information [Line Items]
Entity Common Stock Shares Outstanding	230,746

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS:
Cash and cash equivalents	$ 53,749	$ 65,917
Restricted cash (Notes 8 and 9)	5,700	6,721
Accounts receivable trade, net	7,004	7,961
Accounts receivable, other	4,297	4,546
Inventories (Note 5)	8,851	8,187
Prepayments and advances	3,077	3,753
Derivative financial instruments (Note 9)	167	116
Total current assets	82,845	97,201
FIXED ASSETS:
Vessels, net of accumulated depreciation of $413,382 and $528,044 (Note 6)	2,579,285	2,622,631
Office furniture and equipment, net of accumulated depreciation of $1,718 and $2,241 (Note 6)	941	1,147
Advances for vessels under construction (Note 7)	0	76,585
Total fixed assets, net	2,580,226	2,700,363
OTHER NON CURRENT ASSETS:
Time charters acquired, net of accumulated amortization of $108,344 as at December 31, 2010 (Note 11), and other deferred non- current assets	1,108	184,366
Derivative financial instrument (Note 9)	0	923
Restricted cash (Note 8)	57,750	48,967
Total other non current assets	58,858	234,256
Total assets	2,721,929	3,031,820
CURRENT LIABILITIES:
Current portion of long-term debt, net of unamortized deferred financing fees (Note 8)	104,879	107,369
Accounts payable	12,062	11,101
Due to related parties (Note 4)	486	827
Deferred revenue	13,924	17,887
Accrued liabilities	16,696	13,608
Derivative financial instruments (Note 9)	19,453	21,945
Total current liabilities	167,500	172,737
Long-term debt, net of current portion and net of unamortized deferred financing fees (Note 8)	952,716	1,046,672
Time charters acquired, net of accumulated amortization of $860,640 and $864,115 (Note 11)	14,633	18,108
Derivative financial instruments (Note 9)	26,516	30,155
Total non current liabilities	993,865	1,094,935
Total liabilities	1,161,365	1,267,672
Commitments and contingencies (Note 15)	0	0
STOCKHOLDERS' EQUITY:
Preferred stock, $0.1 par value: 5,000,000 shares authorized, none issued	0	0
Common Stock, $0.01 par value; 994,000,000 Class A shares and 1,000,000 Class B shares authorized; 84,946,779 Class A shares and 180,746 Class B shares, issued and outstanding at December 31, 2010 and 88,909,430 Class A shares and 230,746 Class B shares, issued and outstanding at December 31, 2011 (Note 12)	891	851
Additional paid-in capital (Notes 12 and 13)	1,071,263	1,061,134
Accumulated Other Comprehensive Income (Loss) (Note 9)	(3,064)	211
Retained earnings	480,081	691,674
Treasury stock (115,529 Class A shares and 588 Class B shares at December 31, 2010, 78,650 Class A shares and 588 Class B shares at December 31, 2011)	(189)	(189)
Excel Maritime Carriers Ltd. Stockholders' equity	1,548,982	1,753,681
Non-controlling interests (Note 1)	11,582	10,467
Total stockholders' equity	1,560,564	1,764,148
Total liabilities and stockholders' equity	$ 2,721,929	$ 3,031,820

Consolidated Balance Sheets (Parentheticals) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Class of Stock [Line Items]
Vessels' accumulated depreciation	$ 528,044	$ 413,382
Accumulated depreciation - Office furniture and equipment	2,241	1,718
Accumulated amortization - Time charters acquired, asset		108,344
Accumulated amortization - Time charterts acquired, liabilities	$ 864,115	$ 860,640
Preferred stock, par value	$ 0.1	$ 0.1
Preferred stock shares authorized	5,000,000	5,000,000
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common stock, par value	$ 0.01	$ 0.01
Common Stock - Class A
Class of Stock [Line Items]
Shares authorized	994,000,000	994,000,000
Shares issued	88,909,430	84,946,779
Shares outstanding	88,909,430	84,946,779
Treasury stock, no of shares	78,650	115,529
Common Stock - Class B
Class of Stock [Line Items]
Shares authorized	1,000,000	1,000,000
Shares issued	230,746	180,746
Shares outstanding	230,746	180,746
Treasury stock, no of shares	588	588

Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
REVENUES:
Voyage revenues (Notes 1 and 4)	$ 353,397	$ 422,966	$ 391,746
Time charter amortization (Note 11)	3,475	262,305	364,368
Revenue from managing related party vessels (Note 4)	17	376	488
Total revenues	356,889	685,647	756,602
EXPENSES:
Voyage expenses (Note 17)	42,740	27,563	19,317
Charter hire expense	32,832	32,831	32,832
Charter hire amortization (Note 11)	36,526	39,945	39,952
Commissions to related parties (Notes 4 and 17)	3,892	3,188	2,260
Vessels operating expenses (Note 17)	85,074	86,700	83,197
Depreciation (Note 6)	128,089	125,283	123,411
Drydocking and special survey costs	13,326	11,243	11,379
General and administrative expenses (Notes 13 and 15)	35,583	35,748	42,995
Total Expenses	378,062	362,501	355,343
OTHER OPERATING INCOME/(LOSS):
Gain on sale of vessels (Note 6)	6,432	0	61
Impairment loss on intangible asset (Note 11)	(146,732)	0	0
Loss on disposal of JV ownership interest	0	0	(3,705)
Operating income (loss)	(161,473)	323,146	397,615
OTHER INCOME (EXPENSES):
Interest and finance costs (Notes 8 and 18)	(37,133)	(38,122)	(57,096)
Interest income	1,551	1,436	809
Losses on derivative financial instruments (Note 9)	(13,292)	(27,061)	(1,126)
Foreign exchange losses	(187)	(44)	(322)
Other, net	839	243	408
Total other income (expenses), net	(48,222)	(63,548)	(57,327)
Net income (loss) before taxes and loss assumed (income earned) by non-controlling interest	(209,695)	259,598	340,288
US Source Income taxes (Note 16)	(700)	(772)	(660)
Net income (loss) before loss assumed (income earned) by non-controlling interest	(210,395)	258,826	339,628
Loss assumed (income earned) by non-controlling interest	(1,198)	(997)	154
Net income (loss) attributed to Excel Maritime Carriers Ltd.	$ (211,593)	$ 257,829	$ 339,782
Earnings (losses) per common share, basic (Note 14)	$ (2.51)	$ 3.2	$ 5.03
Weighted average number of shares, basic	84,463,674	80,629,221	67,565,178
Earnings (losses) per common share, diluted (Note 14)	$ (2.51)	$ 3.1	$ 4.85
Weighted average number of shares, diluted	84,463,674	83,102,923	69,999,760

Consolidated Statements of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Comprehensive Income (Loss)
Net Income (loss)	$ (210,395)	$ 258,826	$ 339,628
Other Comprehensive Income (loss):
Unrealized interest rate swap gains (losses)	(4,225)	514	0
Reclassification adjustments of interest rate swap losses transferred to Consolidated Statement of Operations	704	(229)	0
Actuarial gains (losses)	246	11	(11)
Other Comprehensive Income (loss)	(3,275)	296	(11)
Comprehensive Income (loss)	(213,670)	259,122	339,617
Comprehensive loss (income) attributable to the non-controlling interest	(1,198)	(997)	154
Comprehensive income (loss) attributed to Excel Maritime Carriers Ltd.	$ (214,868)	$ 258,125	$ 339,771

Consolidated Statements of Stockholders' Equity (USD $) In Thousands, except Share data	Total	Common Stock	Additional Paid-in Capital	Accumulated other comprehensive income (loss)	Retained Earnings	Treasury Stock	Excel Maritime Carriers Ltd. Stockholders' Equity	Non-controlling interests
Balance at beginning of the period at Dec. 31, 2008	$ 1,053,398	$ 461	$ 944,207	$ (74)	$ 94,063	$ (189)	$ 1,038,468	$ 14,930
Shares Issued, Beginning Balance at Dec. 31, 2008		46,226,018
Net Income (loss)	339,628				339,782		339,782	(154)
Issuance of common stock, value	90,130	318	89,812				90,130
Issuance of common stock, shares		31,714,286
Issuance of restricted stock and stock-based compensation expense, value	19,847	20	19,827				19,847
Issuance of restricted stock and stock-based compensation expense, shares		1,975,601
Joint venture de-consolidation	0
Non controlling interest contributions	3,328							3,328
Transfer/exchange of ownership interests	(20,048)		(7,240)				(7,240)	(12,808)
Actuarial gains (losses)	(11)			(11)			(11)
Balance at the end of period at Dec. 31, 2009	1,486,272	799	1,046,606	(85)	433,845	(189)	1,480,976	5,296
Shares Issued, Ending Balance at Dec. 31, 2009		79,915,905
Net Income (loss)	258,826				257,829		257,829	997
Issuance of common stock, value	4,933	32	4,901				4,933
Issuance of common stock, shares		3,241,680
Issuance of restricted stock and stock-based compensation expense, value	9,647	20	9,627				9,647
Issuance of restricted stock and stock-based compensation expense, shares		1,969,940
Joint venture de-consolidation	0
Non controlling interest contributions	4,174							4,174
Unrealized interest rate swap gains/(losses)	285			285			285
Actuarial gains (losses)	11			11			11
Balance at the end of period at Dec. 31, 2010	1,764,148	851	1,061,134	211	691,674	(189)	1,753,681	10,467
Shares Issued, Ending Balance at Dec. 31, 2010		85,127,525
Net Income (loss)	(210,395)				(211,593)		(211,593)	1,198
Issuance of restricted stock and stock-based compensation expense, value	10,169	40	10,129				10,169
Issuance of restricted stock and stock-based compensation expense, shares		4,049,611
Cancellation of shares		(36,960)
Joint venture de-consolidation	(83)							(83)
Non controlling interest contributions	0
Unrealized interest rate swap gains/(losses)	(3,521)			(3,521)			(3,521)
Actuarial gains (losses)	246			246			246
Balance at the end of period at Dec. 31, 2011	$ 1,560,564	$ 891	$ 1,071,263	$ (3,064)	$ 480,081	$ (189)	$ 1,548,982	$ 11,582
Shares Issued, Ending Balance at Dec. 31, 2011		89,140,176

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash Flows from Operating Activities
Net Income (loss)	$ (210,395)	$ 258,826	$ 339,628
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation	128,089	125,283	123,411
Amortization of convertible notes debt discount	7,365	6,736	6,154
Amortization of deferred financing fees	3,425	3,509	3,823
Time charter revenue amortization, net of charter hire amortization expense and write-off	33,051	(222,360)	(324,416)
Impairment loss on intangible asset	146,732	0	0
Gain on joint venture de-consolidation	(83)	0	0
Gain on sale of vessel	(6,432)	0	(61)
Loss on disposal of JV ownership interest	0	0	3,705
Stock-based compensation expense	10,169	9,647	19,847
Unrealized gains on derivative financial instruments	(8,780)	(1,943)	(27,238)
Unrecognized actuarial (gains) losses	246	11	(11)
Changes in operating assets and liabilities
Accounts receivable	1,206	(6,491)	4,231
Financial instruments settled in the period	0	(612)	0
Inventories	(664)	(3,708)	235
Prepayments and advances	676	(672)	(1,058)
Due from related parties	0	0	221
Accounts payable	961	5,752	(1,091)
Due to related parties	(341)	574	(388)
Accrued liabilities	3,088	(5,060)	(14,689)
Deferred revenue	(3,963)	(10,993)	14,949
Net Cash provided by Operating Activities	104,350	158,499	147,252
Cash Flows used in Investing Activities
Joint ventures ownership transfer	0	0	(1,591)
Advances for vessels under construction	(18,267)	(92,701)	(9,379)
Additions to vessel cost	(25)	(13)	(113)
Proceeds from sale of vessel	17,089	0	3,735
Proceeds received from Oceanaut liquidation	0	0	5,212
Office furniture and equipment	(317)	(135)	(146)
Net cash used in Investing Activities	(1,520)	(92,849)	(2,282)
Cash Flows used in Financing Activities
(Increase) decrease in restricted cash	(7,762)	3,712	(34,400)
Proceeds from long-term debt	27,100	72,967	5,067
Repayment of long-term debt	(133,448)	(184,815)	(216,851)
Contributions from non-controlling interests	0	4,174	3,328
Issuance of common stock / exercise of warrants, net of related issuance costs-related parties	0	4,933	44,983
Issuance of common stock, net of related issuance costs	0	0	45,147
Payment of financing fees	(888)	(802)	(1,938)
Net cash used in Financing Activities	(114,998)	(99,831)	(154,664)
Net decrease in cash and cash equivalents	(12,168)	(34,181)	(9,694)
Cash and cash equivalents at beginning of year	65,917	100,098	109,792
Cash and cash equivalents at end of year	53,749	65,917	100,098
SUPPLEMENTAL CASH FLOW INFORMATION
Interest payments	22,632	31,950	56,159
US Source Income taxes	$ 650	$ 871	$ 740

Basis of Presentation	12 Months Ended
Dec. 31, 2011
Basis of Presentation (Abstract)
Basis of Presentation
1.    Basis of Presentation:

The accompanying consolidated financial statements include the accounts of Excel Maritime Carriers Ltd. and its wholly subsidiaries and majority owned subsidiary (collectively, the "Company" or "Excel") as listed below. Excel was formed in 1988, under the laws of the Republic of Liberia. The Company is engaged in the ocean transportation of dry bulk cargoes worldwide through the ownership and operation of bulk carrier vessels.

	Company	Country of Incorporation	Vessel name	Type	Year of Built
	Ship-owning companies with vessels in operation
1.	Hope Shipco LLC	Marshall Islands	Mairaki	Capesize	2011
2.	Christine Shipco LLC (1)	Marshall Islands	Christine	Capesize	2010
3.	Sandra Shipco LLC	Marshall Islands	Sandra	Capesize	2008
4.	Iron Miner Shipco LLC	Marshall Islands	Iron Miner	Capesize	2007
5.	Iron Beauty Shipco LLC	Marshall Islands	Iron Beauty	Capesize	2001
6.	Kirmar Shipco LLC	Marshall Islands	Kirmar	Capesize	2001
7.	Lowlands Beilun Shipco LLC	Marshall Islands	Lowlands Beilun	Capesize	1999
8.	Iron Brooke Shipco LLC	Marshall Islands	Iron Brooke	Kamsarmax	2007
9.	Iron Lindrew Shipco LLC	Marshall Islands	Iron Lindrew	Kamsarmax	2007
10.	Iron Manolis Shipco LLC	Marshall Islands	Iron Manolis	Kamsarmax	2007
11.	Coal Gypsy Shipco LLC	Marshall Islands	Coal Gypsy	Kamsarmax	2006
12.	Coal Hunter Shipco LLC	Marshall Islands	Coal Hunter	Kamsarmax	2006
13.	Pascha Shipco LLC	Marshall Islands	Pascha	Kamsarmax	2006
14.	Santa Barbara Shipco LLC	Marshall Islands	Santa Barbara	Kamsarmax	2006
15.	Iron Fuzeyya Shipco LLC	Marshall Islands	Iron Fuzeyya	Kamsarmax	2006
16.	Ore Hansa Shipco LLC	Marshall Islands	Ore Hansa	Kamsarmax	2006
17.	Iron Kalypso Shipco LLC	Marshall Islands	Iron Kalypso	Kamsarmax	2006
18.	Iron Anne Shipco LLC	Marshall Islands	Iron Anne	Kamsarmax	2006
19.	Iron Bill Shipco LLC	Marshall Islands	Iron Bill	Kamsarmax	2006
20.	Iron Vassilis Shipco LLC	Marshall Islands	Iron Vassilis	Kamsarmax	2006
21.	Iron Bradyn Shipco LLC	Marshall Islands	Iron Bradyn	Kamsarmax	2005
22.	Grain Express Shipco LLC	Marshall Islands	Grain Express	Panamax	2004
23.	Iron Knight Shipco LLC	Marshall Islands	Iron Knight	Panamax	2004
24.	Grain Harvester Shipco LLC	Marshall Islands	Grain Harvester	Panamax	2004
25.	Coal Pride Shipco LLC	Marshall Islands	Coal Pride	Panamax	1999
26.	Fianna Navigation S.A	Liberia	Isminaki	Panamax	1998
27.	Marias Trading Inc.	Liberia	Angela Star	Panamax	1998
28.	Yasmine International Inc.	Liberia	Elinakos	Panamax	1997
29.	Amanda Enterprises Ltd.	Liberia	Happy Day	Panamax	1997
30.	Fountain Services Ltd.	Liberia	Powerful	Panamax	1994
31.	Teagan Shipholding S.A.	Liberia	First Endeavour	Panamax	1994
32.	Tanaka Services Ltd.	Liberia	Rodon	Panamax	1993
33.	Whitelaw Enterprises Co.	Liberia	Birthday	Panamax	1993
34.	Candy Enterprises Inc.	Liberia	Renuar	Panamax	1993
35.	Harvey Development Corp.	Liberia	Fortezza	Panamax	1993
36.	Minta Holdings S.A.	Liberia	July M	Supramax	2005
37.	Odell International Ltd.	Liberia	Mairouli	Supramax	2005
38.	Ingram Limited	Liberia	Emerald	Handymax	1998
39.	Castalia Services Ltd.	Liberia	Princess I	Handymax	1994
40.	Barland Holdings Inc.	Liberia	Attractive	Handymax	1985

(1)       Christine Shipco LLC is owned 71.4% by the Company.

	Company	Country of Incorporation	Vessel name	Type	Year of Built
	Non-shipowning companies with vessels in operation (2)
41.	Fearless Shipco LLC	Marshall Islands	Fearless I	Panamax	1997
42.	Barbara Shipco LLC	Marshall Islands	Barbara	Panamax	1997
43.	Linda Leah Shipco LLC	Marshall Islands	Linda Leah	Panamax	1997
44.	King Coal Shipco LLC	Marshall Islands	King Coal	Panamax	1997
45.	Coal Age Shipco LLC	Marshall Islands	Coal Age	Panamax	1997
46.	Iron Man Shipco LLC	Marshall Islands	Iron Man	Panamax	1997
47.	Coal Glory Shipco LLC	Marshall Islands	Coal Glory	Panamax	1995

(2)	Indicates a company whose vessel was sold to a third party in July 2007 and subsequently leased back under a bareboat charter expiring in July 2015.

The following wholly-owned subsidiaries have been established to acquire vessels, although vessels have not yet been identified:

	Company	Country of Incorporation
48.	Magalie Investments Corp.	Liberia
49.	Melba Management Ltd.	Liberia
50.	Naia Development Corp.	Liberia

The Company is also the sole owner of the following non-shipowning subsidiaries:

	Company	Country of Incorporation
51.	Maryville Maritime Inc. (1)	Liberia
52.	Point Holdings Ltd. (2)	Liberia
53.	Thurman International Ltd. (3)	Liberia
54.	Bird Acquisition Corp (4)	Marshall Islands
55.	Liegh Jane Navigation S.A. (5)	Liberia
56.	Snapper Marine Ltd. (6)	Liberia
57.	Centel Shipping Company Limited (7)	Cyprus

During the year ended December 31, 2011, the following Marshall Islands joint venture companies, which were 50% owned by Bird Acquisition Corp were dissolved:

	Company	Country of Incorporation
58.	Fritz Shipco LLC (8)	Marshall Islands
59.	Benthe Shipco LLC (8)	Marshall Islands
60.	Gayle Frances Shipco LLC (8)	Marshall Islands
61.	Iron Lena Shipco LLC (8)	Marshall Islands

(1)
Maryville Maritime Inc. ("Maryville") is a management company that provides the technical management of Excel's vessels. As of October 2010 and January 2011, Maryville also provided technical management services to 2 vessels owned by companies affiliated with the Chairman of the Company's Board of Directors. Both of the aforementioned vessels were sold in October 2010 and January 2011 and Maryville ceased to provide technical services to the companies as of the respective dates.

(2)	Point Holdings Ltd. is the parent company (100% owner) of fifteen Liberian ship-owning companies, one Liberian holding company and six Liberian non ship-owning companies.

(3)	Thurman International Ltd. is the parent company (100% owner) of Centel Shipping Company Limited, the owner of M/V Lady.

(4)
Bird is the parent company (100% owner) of 24 Marshall Islands ship-owning companies and 7 Marshall Islands non ship-owning companies. Bird is also a joint-venture partner in one Marshall Island ship-owning company which is 71.4% owned by Bird.

(5)	Previously the owning company of Swift, a vessel sold in March 2009.

(6)	Previously the owning company of Marybelle, a vessel sold in February 2011.

(7)	Previously the owning company of Lady, a vessel sold in August 2011.

(8)
Previously consolidated joint venture owned 50% by the Company. The joint venture had one contract for the construction of a vessel which was cancelled in June 2011 as no refund guarantee was received, the construction of the vessel had not commenced and the vessel was delayed on its contracted delivery. Following the cancellation of the shipbuilding contract, the company was dissolved on July 27, 2011.

Concentration of credit risk

During the years ended December 31, 2009, 2010 and 2011 one, one and two charterers, respectively, were individually accounted for more than 10% of the Company's voyage revenues as follows:

Charterer	2009	2010	2011
A	34%	30%	-
B	-	-	14%
C	-	-	11%

The outstanding balance of these charterers as of December 31, 2011 was not material, representing less of 1% of Company's current assets at the balance sheet date.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting policies (Abstract)
Significant Accounting Policies
2.     Significant Accounting policies:

a) Principles of Consolidation: The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles and include in each of the three years in the period ended December 31, 2011 the accounts and operating results of the Company and its wholly-owned and majority-owned subsidiaries. All inter-company balances and transactions have been eliminated in consolidation. The Company consolidates all subsidiaries that are more than 50% owned and presents any non-controlling interests, representing the portion of equity in a subsidiary not attributable, directly or indirectly, to the Company, in the consolidated statement of financial position within equity separate from the Company's equity  in accordance with the amendments of ASC 810 , "Consolidation", adopted on January 1, 2009 and the portion of the net income or loss of the subsidiary earned or assumed by the non-controlling interest is presented separately in the consolidated statements of operations as non controlling interests.

In addition, following the provisions of ASC 810, "Consolidation", the Company evaluates any interest held in other entities to determine whether the entity is a Variable Interest Entity ("VIE") and if the Company is the primary beneficiary of the VIE. In this respect, during the years ended December 31, 2009 and 2010, the Company evaluated its interests in the four 50% owned joint ventures discussed in Note 1 above and it has determined that, each joint venture was a variable interest entity according to the provisions of the Variable Interest Entities Subsections of Subtopic 810-10 and that the Company was, in each case, the primary beneficiary. As such, the Company consolidated the joint ventures for the years ended December 31, 2009 and 2010. Following the dissolution of the joint ventures on July 27, 2011 discussed in Note 1 above, the Company de-consolidated the joint ventures as of that date.

The joint ventures had only four contracts for the construction of respective vessels which were cancelled in June 2011 as no refund guarantees were received, the construction of the vessels had not commenced and all vessels were delayed on their contracted deliveries. As such, the de-consolidation of the joint ventures had no significant effect on the Company's consolidated financial statements.

b) Use of Estimates: The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

c) Other Comprehensive Income (Loss): The Company follows the provisions of ASC 220, "Comprehensive Income", which requires separate presentation of certain transactions, which are recorded directly as components of stockholders' equity. The Company's comprehensive income (loss) is comprised of net income less actuarial gains/losses related to the adoption and implementation of ASC 715, "Compensation-Retirement Benefits", as well as the changes in the fair value of the derivatives that qualify for hedge accounting, net of the realized losses of such derivatives which are reclassified to consolidated statement of operations, in accordance with ASC 815 "Derivatives and Hedging".

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income, Presentation of Comprehensive Income (Topic 220), which revises the manner in which entities present comprehensive income in their financial statements. The new guidance removes the presentation options in ASC 220 and requires entities to report components of comprehensive income in either (i) a continuous statement of comprehensive income or (ii) two separate but consecutive statements. Under the two-statement approach, an entity is required to present components of net income and total net income in the statement of net income. The statement of other comprehensive income should immediately follow the statement of net income and include the components of other comprehensive income and a total for other comprehensive income, along with a total for comprehensive income. The amendments in this Update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The amendments in this Update should be applied retrospectively and they are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. The amendments in this Update have been adopted by the Company in the accompanying consolidated financial statements with no material effect.

d) Concentration of Credit Risk:  Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of cash and cash equivalents, trade accounts receivable and derivative contracts (mainly interest rate swaps). The Company places its cash and cash equivalents, consisting mostly of deposits, with various financial institutions and performs periodic evaluations of the relative credit standing of those financial institutions. The Company limits its credit risk with accounts receivable by performing ongoing credit evaluations of its customers' financial condition. The Company does not obtain rights to collateral to reduce its credit risk. The Company is exposed to credit risk in the event of non-performance by counter parties to derivative instruments; however, the Company limits its exposure by diversifying among counter parties considering their credit ratings.

e) Foreign Currency Translation: The functional currency of the Company is the U.S. Dollar because the Company's vessels operate in international shipping markets, and therefore primarily transact business in U.S. Dollars. The Company's accounting records are maintained in U.S. Dollars. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet date, monetary assets and liabilities, which are denominated in other currencies, are translated into U.S. Dollars at the year-end exchange rates. Resulting gains or losses are separately reflected in the accompanying consolidated statements of operations.

f) Cash and Cash Equivalents: The Company considers highly liquid investments such as time deposits and certificates of deposit with an original maturity of three months or less to be cash equivalents.

g) Restricted Cash: Restricted cash includes bank deposits that are required under the Company's borrowing arrangements which are used to fund the loan instalments coming due. The funds can only be used for the purposes of loan repayment. In addition, restricted cash also includes minimum cash deposits required to be maintained with certain banks under the Company's borrowing arrangements and derivative financial instruments.

h) Accounts Receivable Trade, net: Accounts receivable-trade, net at each balance sheet date, includes receivables from charterers for hire, freight and demurrage billings, net of any provision for doubtful accounts. The Company's revenue is based on contracted charter parties. However, there is always the possibility of dispute over terms and payment of hires and freights, as disagreements may arise in relation to the responsibility of lost time and revenue due to the Company. Accordingly, at each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate provision for doubtful accounts primarily based on the aging of such balances and any amounts in disputes. The provision for doubtful accounts at December 31, 2010 and 2011 amounted to $529 and $339, respectively.

i) Insurance Claims: The Company records insurance claim recoveries for insured losses incurred on damage to fixed assets and for insured crew medical expenses. Insurance claim recoveries are recorded, net of any deductible amounts, at the time the Company's fixed assets suffer insured damages or when crew medical expenses are incurred, recovery is probable under the related insurance policies and the Company can make an estimate of the amount to be reimbursed following the insurance claim.

j) Inventories: Inventories consist of consumable bunkers and lubricants, which are stated at the lower of cost or market value. Cost is determined by the first in, first out method.

k) Vessels, net: Vessels are stated at cost, which consists of the contract price and any material expenses incurred upon acquisition (initial repairs, improvements, delivery expenses and other expenditures to prepare the vessel for her initial voyage). Subsequent expenditures for major improvements are also capitalized when they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the vessels. Otherwise these amounts are charged to expense as incurred. The cost of each of the Company's vessels is depreciated beginning when the vessel is ready for her intended use, on a straight-line basis over the vessel's remaining economic useful life, after considering the estimated residual value (vessel's residual value is equal to the product of its lightweight tonnage and estimated scrap rate). Management estimates the scrap value per light weight ton (LWT) to be $0.2, which is based on the historical average demolition prices prevailing in the market while management estimates the useful life of the Company's vessels to be 28 years from the date of initial delivery from the shipyard. However, when regulations place limitations over the ability of a vessel to trade on a worldwide basis, her remaining useful life is adjusted at the date such regulations become effective.

l) Office furniture and Equipment, net: Office furniture and equipment, net are stated at cost less accumulated depreciation. Depreciation is calculated on a straight line basis over the estimated useful life of the specific asset placed in service which range from three to nine years.

m) Impairment of Long-Lived Assets: The Company follows the guidance under ASC 360, "Property, Plant and Equipment", which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The standard requires that long-lived assets and certain identifiable intangibles held and used or disposed of by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. When the estimate of undiscounted cash flows, excluding interest charges, expected to be generated by the use of the asset is less than its carrying amount, the Company should evaluate the asset for an impairment loss.

Measurement of the impairment loss is based on the fair value of the asset which is determined based on management estimates and assumptions and by making use of available market data. The fair values are determined through Level 2 inputs of the fair value hierarchy as defined in ASC 820 "Fair value measurements and disclosures" and are derived principally from or by corroborated or observable market data. Inputs, considered by management in determining the fair value, include independent broker's valuations, FFA indices, average charter hire rates and other market observable data that allow value to be determined.

The Company evaluates the carrying amounts and periods over which long-lived assets are depreciated to determine if events have occurred which would require modification to their carrying values or useful lives. In evaluating useful lives and carrying values of long-lived assets, management reviews certain indicators of potential impairment, such as undiscounted projected operating cash flows, vessel sales and purchases, business plans and overall market conditions.

The current economic and market conditions, including the significant disruptions in the global credit markets, are having broad effects on participants in a wide variety of industries. Since mid-August 2008, the charter rates in the dry bulk charter market have declined significantly, and dry bulk vessel values have also declined both as a result of a slowdown in the availability of global credit and the significant deterioration in charter rates, conditions that the Company considers indicators of impairment.

In developing estimates of future undiscounted cash flows, the Company makes assumptions and estimates about the vessels' future performance, with the significant assumptions being related to charter rates, fleet utilization, vessels' operating expenses, vessels' capital expenditures, vessels' residual value and the estimated remaining useful life of each vessel. The assumptions used to develop estimates of future undiscounted cash flows are based on historical trends as well as future expectations and taking into consideration growth rates for vessel expenses while these assumptions are always subject to changes based on the economic conditions applicable by the time we are performing the tests.

The Company determines undiscounted projected net operating cash flows for each vessel and compares it to the vessel's carrying value. Consistent with prior years and to the extent impairment indicators were present, the projected vessels' net operating cash flows are determined by considering the charter revenues from existing time charters for the fixed fleet days and an estimated daily time charter equivalent for the unfixed days (based on the most recent ten year historical average and utilizing available market data for time charter and spot market rates such as forward freight agreements or FFAs) over the remaining estimated life of the vessel assumed to be 28 years from the delivery of the vessel from the shipyard, net of brokerage commissions, expected outflows for vessels' maintenance and vessel operating expenses (including planned dry-docking and special survey expenditures), assuming an average annual inflation rate in operating expenses  of 3% to 4% and fleet utilization of 95% to 97%. The salvage value used in the impairment test is estimated to be $0.2 per light weight ton (LWT) in accordance with the Company's depreciation policy discussed above. When the Company's estimate of undiscounted future cash flows for any vessel is lower than the vessel's carrying value, the carrying value is written down, by recording a charge to operations, to the vessel's fair market value. In the years ended December 31, 2009, 2010 and 2011, the undiscounted projected net operating cash flows per vessel exceeded the carrying value of each vessel and thus, no impairment loss was recorded in 2009, 2010 and 2011.

n) Assets Held For Sale:  In accordance with ASC 360, "Property, Plant, and Equipment", the Company classifies long-lived assets to be sold as held-for-sale in the period in which all of the following criteria are met: management having the appropriate authority commits to a plan to sell the asset; the asset is available for immediate sale in its present condition; an active program to locate a buyer and other actions required to sell the asset have been initiated; sale of the asset is probable and expected to occur within one year; the asset is being actively marketed for sale at a price that is reasonable in relation to its fair value; and actions required to complete the plan indicate that it is unlikely significant changes to the plan will be made or that the plan will be withdrawn. Assets held-for-sale are not depreciated and are measured at the lower of carrying amount or fair value less costs to sell.

o) Intangible assets/liabilities related to time charter acquired: Where the Company identifies any assets or liabilities associated with the acquisition of a vessel, the Company records all such identified assets or liabilities at fair value. Fair value is determined by reference to market data. The Company values any asset or liability arising from the market value of the time charters assumed when a vessel is acquired. The amount to be recorded as an asset or liability at the date of vessel delivery is based on the difference between the current fair value of a charter with similar characteristics as the time charter assumed and the net present value of future contractual cash flows from the time charter contract assumed. When the present value of the time charter assumed is greater than the current fair value of such charter, the difference is recorded as an asset; otherwise, the difference is recorded as liability. Such assets (so long as recoverability tests support their carrying values) and liabilities, respectively, are amortized over the remaining term of the related charters as an increase in charter hire expense and revenue, respectively, and are classified as non-current in the accompanying consolidated balance sheets.

Following the guidance under ASC 360 discussed under (m) above, the Company tests the intangible assets for recoverability whenever events or changes in circumstances indicate that their carrying amount may not be recoverable.  In this respect, during the fourth quarter of 2011 and as a result of a combination of factors, including mainly the sustained decline in charter rates in 2011 and similar expectations for 2012, the current market turmoil and the illiquidity in the overall credit markets, the Company concluded that sufficient indicators existed requiring the performance of an impairment test of the intangible assets. Based on the same set of significant assumptions and estimates used in the Company's vessel impairment test described under (m) above, the estimates of the undiscounted cash flows of the intangible assets (with assumptions consistent also with those of the prior year) did not support the recoverability of the intangible assets' carrying values and accordingly the intangible assets' carrying values were adjusted to their fair values, which were determined to zero, by recognizing an impairment loss of $146.7 million. The fair values were determined through Level 2 inputs of the fair value hierarchy as defined in ASC 820 "Fair value measurements and disclosures" and were derived principally from independent broker's valuations and market observable data that management considered in determining the fair value. No impairment loss was recorded in the years ended December 31, 2009 and 2010 as the undiscounted projected net operating cash flows of the intangible assets exceeded their carrying values as of these dates.

p) Accounting for Dry-Docking and Special Survey Costs: The Company follows the direct expense method under which the dry-docking and special survey costs are expensed as incurred.

q) Financing Costs: Direct and incremental costs related to the issuance of debt such as legal, bankers or underwriters' fees are capitalized and reflected as deferred financing costs. Amounts paid to lenders or required to be paid to third parties on the lender's behalf are classified as a contra to debt. All such financing costs are amortized to interest and finance costs using the effective interest method over the life of the related debt or for debt instruments that are puttable by the holders prior to the debt's stated maturity, over a period no longer than through the first put option date. Unamortized fees relating to loans repaid or refinanced as debt extinguishment are expensed as interest and finance costs in the period the repayment or extinguishment is made.

r) Convertible Senior Notes: The Company follows the provisions of ASC Topic 470-20, "Debt with Conversion and Other Options," which requires the issuer of certain convertible debt instruments that may be settled in cash on conversion to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer's non-convertible debt borrowing rate.

s) Financial Instruments: The principal financial assets of the Company consist of cash and cash equivalents and restricted cash, accounts receivable, trade (net of allowance), and prepayments and advances. The principal financial liabilities of the Company consist of accounts payable, accrued liabilities, deferred revenue, long-term debt, and interest-rate swaps. The carrying amounts reflected in the accompanying consolidated balance sheets of financial assets and liabilities, with the exception of the 1.875% Unsecured Convertible Senior Notes due 2027 (Note 10), approximate their respective fair values.

t) Fair Value Measurements: The Company follows the provisions of ASC 820, "Fair Value Measurements and Disclosures" which defines, and provides guidance as to the measurement of, fair value. ASC 820 creates a hierarchy of measurement and indicates that, when possible, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets and the lowest priority (Level 3) to unobservable data, for example, the reporting entity's own data. Under the standard, fair value measurements are separately disclosed by level within the fair value hierarchy. ASC 820 applies when assets or liabilities in the financial statements are to be measured at fair value, but does not require additional use of fair value beyond the requirements in other accounting principles.

u) Fair value option:  In February, 2007, the FASB issued ASC 825, "Financial Instruments," which permits companies to report certain financial assets and financial liabilities at fair value.  ASC 825 was effective for the Company as of January 1, 2008 at which time the Company could elect to apply the standard prospectively and measure certain financial instruments at fair value. The Company has evaluated the guidance contained in ASC 825, and has elected not to report any existing financial assets or liabilities at fair value that are not already reported, therefore, the adoption of the statement had no impact on its financial position and results of operations.  The Company retains the ability to elect the fair value option for certain future assets and liabilities acquired under this new pronouncement.

v) Derivatives:   Derivative financial instruments are used to manage risk related to fluctuations of interest rates, hire rates and currency exchange rates. At the inception of a hedge relationship, the Company formally designates and documents the hedge relationship to which the Company wishes to apply hedge accounting and the risk management objective and strategy undertaken for the hedge.

The documentation includes identification of the hedging instrument, hedged item or transaction, the nature of the risk being hedged and how the entity will assess the hedging instrument's effectiveness in offsetting exposure to changes in the hedged item's cash flows attributable to the hedged risk. A cash flow hedge is a hedge of the exposure to variability in cash flows that is attributable to a particular risk associated with a recognized asset or liability, or a highly probable forecasted transaction that could affect profit or loss. Such hedges are expected to be highly effective in achieving offsetting changes in cash flows and are assessed on an ongoing basis to determine whether they actually have been highly effective throughout the financial reporting periods for which they were designated. All derivatives are recorded on the balance sheet as assets or liabilities and measured at fair value. For derivatives designated as cash flow hedges, the effective portion of the changes in fair value of the derivatives are recorded in Accumulated Other Comprehensive Income (Loss) and subsequently recognized in earnings when the hedged items impact earnings.

The changes in fair value of derivatives not qualifying for hedge accounting are recognized in earnings. The Company discontinues cash flow hedge accounting if the hedging instrument expires and it no longer meets the criteria for hedge accounting or designation is revoked by the Company. At that time, any cumulative gain or loss on the hedging instrument recognized in equity is kept in equity until the forecasted transaction occurs. When the forecasted transaction occurs, any cumulative gain or loss on the hedging instrument is recognized in profit or loss. If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognized in equity is transferred to net profit or loss for the year as financial income or expense.

The Company follows the accounting pronouncement relating to the expanded disclosure requirements about derivative instruments and hedging activities codified as ASC 815, "Derivatives and Hedging". ASC 815 intents to provide users of financial statements with an enhanced understanding of: (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows.

ASC 815 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about the fair value of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative instruments. ASC 815 relates to disclosures only and its adoption did not have any effect on the financial condition, results of operations or liquidity of the Company.

w) Accounting for Revenues and Related Expenses: The Company generates its revenues from charterers for the charterhire of its vessels. Vessels are chartered using either voyage charters, where a contract is made in the spot market for the use of a vessel for a specific voyage for a specified charter rate, or time charters, where a contract is entered into for the use of a vessel for a specific period of time and a specified daily charterhire rate and any profit share over the daily charterhire rate, where applicable. If a charter agreement exists and collection of the related revenue is reasonably assured, revenue is recognized, as it is earned ratably over the duration of the period of each voyage or time charter. Revenue on any profit share is recognized following the same criteria. Time charter revenues are recorded over the term of the charter as service is provided. Under a voyage charter the revenues are recognized proportionately over the duration of the voyage. A voyage is deemed to commence upon the completion of discharge of the vessel's previous cargo and the vessel's sail to the next fixed loading port and is deemed to end upon the completion of discharge of the current cargo. A voyage charter contract with a charterer consists of sailing to the load port (the positioning leg), loading the cargo, sailing to the discharge port and discharging the cargo. The charter contract therefore requires the relevant vessel to proceed to the port or place as ordered by the charterer and is not cancellable in the positioning leg, provided that the Company fulfils its contractual commitment. Performance under the contract begins upon sailing to the load port (the positioning leg). Non-cancelable voyage contracts are generally arranged prior to the completion of an existing contract. Assuming, therefore, that a non-cancelable voyage charter agreement is in place, voyage revenue recognition, under the discharge-to-discharge method, commences once the discharge of the previous charter's cargo is complete and the vessel sails for loading. The voyage is deemed complete at the point the vessel has left the discharge terminal.

Demurrage income represents payments by the charterer to the vessel owner when loading or discharging time exceeded the stipulated time in the voyage charter and is recognized as it is earned. Deferred revenue includes cash received prior to the balance sheet date and is related to revenue earned after such date. Voyage expenses, primarily consisting of port, canal and bunker expenses that are unique to a particular charter, are paid for by the charterer under the time charter arrangements or by the Company under voyage charter arrangements, except for commissions, which are always paid for by the Company, regardless of charter type.

All voyage and vessel operating expenses are expensed as incurred, except for commissions. Commissions paid to brokers are deferred and amortized over the related voyage charter period to the extent revenue has been deferred since commissions are earned as the Company's revenues are earned.

x) Repairs and Maintenance: All repair and maintenance expenses including underwater inspection expenses are expensed in the year incurred and are included in Vessel operating expenses in the accompanying consolidated statements of operations.

y) Pension and Retirement Benefit Obligations: Administrative employees are covered by state-sponsored pension funds. Both employees and the Company are required to contribute a portion of the employees' gross salary to the fund. Upon retirement, the state-sponsored pension funds are responsible for paying the employees retirement benefits and accordingly the Company has no such obligation. Employer's contributions for the years ended December 31, 2009, 2010 and 2011 amounted to $2.7 million, $3.0 million and $3.3 million, respectively.

z) Staff Leaving Indemnities - Administrative Personnel: The Company's employees are entitled to termination payments in the event of dismissal or retirement with the amount of payment varying in relation to the employee's compensation, length of service and manner of termination (dismissed or retired). Employees who resign, or are dismissed with cause are not entitled to termination payments. The Company's liability on an actuarially determined basis, at December 31, 2010 and 2011 amounted to $0.9 million and $1.0 million respectively, while the amount recognized in Accumulated Other Comprehensive Income/Loss at December 31, 2009, 2010 and 2011, following the adoption of ASC 715, "Compensation-Retirement Benefits" amounted to a loss of $85 and $74 and a gain of $172, respectively.

aa) Stock-Based Compensation: Following the provisions of ASC 718, "Compensation- Stock Compensation" the Company recognizes all share-based payments to employees, including grants of employee stock options, in the consolidated statements of operations based on their fair values on the grant date. Compensation cost on stock based awards with graded vesting is recognized on an accelerated basis as though each separately vesting portion of the award was, in substance, a separate award.

bb) Taxation: The Company follows the provisions of  ASC 740-10, "Accounting for Uncertainty in Income Taxes" which clarifies the accounting for uncertainty in income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. ASC 740-10 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

cc) Earnings (losses) per Common Share: Basic earnings (losses) per common share are computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during the year. Diluted earnings (losses) per common share, reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised.

dd) Segment Reporting: The Company reports financial information and evaluates its operations by charter revenues and not by the length of ship employment for its customers, i.e. spot or time charters. The Company does not use discrete financial information to evaluate the operating results for each such type of charter. Although revenue can be identified for these types of charters, management cannot and does not identify expenses, profitability or other financial information for these charters. As a result, management, including the chief operating decision maker, reviews operating results solely by revenue per day and operating results of the fleet and thus the Company has determined that it operates under one reportable segment. Furthermore, when the Company charters a vessel to a charterer, the charterer is free to trade the vessel worldwide and, as a result, the disclosure of geographic information is impracticable.

ee) Reclassification: A reclassification of $229 has been performed in the year ended December 31, 2010 from Losses on derivative financial instruments to Interest and Finance cost to conform to the presentation of realized losses of the swaps designated as hedging instruments under Interest and Finance cost in the year ended December 31, 2011.

Recent Accounting Standards Updates:

ASU 2011-04:  In May 2011, the FASB issued ASU 2011-04, Fair Value Measurements, Amendments to achieve common fair value measurements and disclosure requirements in U.S. GAAP and IFRS (Topic 820). The ASU is the result of joint efforts by the FASB and IASB to develop a single, converged fair value framework on how to measure fair value and on what disclosures to provide about fair value measurements. While the ASU is largely consistent with existing fair value measurement principles in U.S. GAAP, it expands ASC 820's existing disclosure requirements for fair value measurements and makes other amendments. Many of these amendments are being made to eliminate unnecessary wording differences between U.S. GAAP and IFRSs. However, some could change how the fair value measurement guidance in ASC 820 is applied. The amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2011. Earlier application is not permitted. The provisions of ASU 2011-04 are not expected to have a material impact on the Company's consolidated financial statements.

ASU 2011-11: In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about offsetting Assets and Liabilities. The objective of this update is to provide enhanced disclosures that will enable financial statements' users to evaluate the effect or potential effect of netting arrangements on an entity's financial position. This includes the effect or potential effect of rights of setoff associated with an entity's recognized assets and recognized liabilities within the scope of this ASU. The amendments require enhanced disclosures by requiring improved information about financial instruments and derivative instruments that are either (1) offset in accordance with either Section 210-20-45 or Section 815-10-45 or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either Section 210-20-45 or Section 815-10-45.  The amendments in this update are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The provisions of ASU 2011-11 are not expected to have a material impact on the Company's consolidated financial statements.

ASU 2011-12: In December 2011, the FASB issued ASU 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standard Update No 2011-05. The amendments in this Update supersede certain pending paragraphs in Accounting Standards Update No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, to effectively defer only those changes in Update 2011-05 that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income. The amendments will be temporary to allow the Board time to redeliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. While the Board is considering the operational concerns about the presentation requirements for reclassification adjustments and the needs of financial statement users for additional information about reclassification adjustments, entities should continue to report reclassifications out of accumulated other comprehensive income consistent with the presentation requirements in effect before Update 2011-05. All other requirements in Update 2011-05 are not affected by this Update, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. Public entities should apply these requirements for fiscal years, and interim periods within those years, beginning after December 15, 2011. The provisions of ASU 2011-12 are not expected to have a material impact on the Company's consolidated financial statements.

Liquidity and Capital Resources	12 Months Ended
Dec. 31, 2011
Liquidity And Capital Resources (Abstract)
Liquidity And Capital Resources
3.       Liquidity and Capital resources:

The Company's primary liquidity needs are to fund financing expenses, debt repayment, vessel operating expenses and general and administrative expenses. As of December 31, 2011, working capital, which is current assets minus current liabilities, including the current portion of long-term debt, amounted to a deficit of $84.7 million.

Cash expected to be generated from operations assuming that current market charter hire rates will continue in 2012, may not be sufficient to cover the Company's ongoing working capital requirements, or for the Company to be in compliance with certain covenants contained in its loan agreements.

Consequently, the Company, taking all measures to manage its working capital requirements and ensure compliance with loan covenants, reached an agreement (Note 19(b)) with all the lenders under the Nordea credit facility amending, for a period commencing on March 30, 2012 and ending on December 31, 2013, of the amortization schedule, the collateral value clause and certain of the financial covenants of the facility (the effectiveness of which will be as of January 1, 2012) in order to improve its debt maturity profile and respond to the weak charter conditions currently prevailing in the market and the associated volatility in the vessels' market values. The effective date of the amended loan agreement is March 30, 2012.

As a condition to the amendment, and as more fully described in Notes 19(b) and 19(e), the Company undertook to raise at least $30.0 million through an equity offering, of which $20 million shall be raised by September 30, 2012 and the remaining $10 million by December 31, 2012. The loan amendment is conditioned, among other things, upon the Company raising $20.0 million out of the $30.0 million in equity capital, or alternatively securing from external sources the $20.0 million into a special purpose blocked account, on or prior to the effective date of the loan amendment. In order for the Company to meet the above conditions within the timeframe set by its lenders, it has reached an agreement with certain entities affiliated with the family of the Chairman of the Board of Directors for the placement of the amount of $20 million discussed above. The remaining Company's loan facilities with Credit Suisse, DVB and ABN are also agreed to be similarly amended and will require the Company to comply with a number of covenants, including financial covenants related to leverage, consolidated net worth, liquidity and interest coverage, dividends and collateral maintenance requirements, most of which will be in principle and calculation substantially similar to the covenants described under the amended Nordea facility.

Following the loan amendments above, management expects that the Company's primary sources of funds will be the existing cash and cash equivalents, cash from operations, cash resources being conserved by deferring $100.0 million to April 1, 2016 and the proceeds from the equity financing the Company undertook to complete in connection with the Nordea facility amendment.  The Company believes that the above plans will be sufficient to cover its working capital needs for a reasonable period of time.

Transactions with Related Parties	12 Months Ended
Dec. 31, 2011
Transactions with Related Parties Abstract)
Transactions with Related Parties
4.     Transactions with Related Parties:

Commercial Services

The Company has a brokering agreement with an entity affiliated with the Company's Chairman of the Board of Directors according to which the Company is being provided with brokerage services for the employment and chartering of the Company's vessels, for a commission fee equal to 1.25% of the revenue of each contract. Commissions charged under the agreement for the years ended December 31, 2009, 2010 and 2011 amounted to $2,260, $3,026 and $3,498, respectively and are included in Commissions to related parties in the accompanying consolidated statements of operations. Amounts due to such related party as at December 31, 2010 and 2011 were $110 and $365, respectively, and are included in due to related parties in the accompanying consolidated balance sheets.

In addition, the charter parties of the vessels Lowlands Beilun, Sandra, Christine and Mairaki (which expire in the years through February 2016) provide for a commission fee equal to 1% of the revenue earned to be paid in favor of an entity affiliated with one of the Company's directors. Commissions charged under the agreement for the years ended December 31, 2009, 2010 and 2011 amounted to $0, $162 and $394, respectively and are included in Commissions to related parties in the accompanying consolidated statements of operations. Amounts due to such related party as at December 31, 2010 and 2011 were $162 and $121, respectively, and are included in due to related parties in the accompanying consolidated balance sheets.

Time charter agreement

On June 3, 2011, the vessel Emerald was fixed under a time charter for about 75 days at a daily gross rate of $13.8 with Torm AS. The Company's chairman of the Board of Directors holds a board member position in Torm AS.  The revenue recognized under the charter party amounted to $1.0 million and is included in voyage revenues in the accompanying consolidated statements of operations for the year ended December 31, 2011.

Vessels under management

During the years ended December 31, 2009, 2010 and 2011, Maryville (Note 1) provided shipping services to certain related ship-owning companies, which were affiliated with the Chairman of the Company's Board of Directors. The revenues earned for the years ended December 31, 2009, 2010 and 2011 amounted to $488, $376 and $17, respectively and are separately reflected in the accompanying consolidated statements of operations. Amounts due to such related companies as of December 31, 2010 and 2011 were $555 and $0, respectively and are included in due to related parties in the accompanying consolidated balance sheets. In October 2010 and January 2011, the above entities sold their vessels (Note 1) and Maryville ceased to provide technical services to the companies.

Agreement in relation to the equity raise (Back Stop Agreement)

In connection with the loan amendment and the equity offering discussed in Notes 3 above, the Company reached an agreement with certain entities affiliated with the family of the Chairman of the Board of Directors as discussed in Note 19(e) below.

Inventories	12 Months Ended
Dec. 31, 2011
Inventories (Abstract)
Inventories	5. Inventories: The amounts shown in the accompanying consolidated balance sheets are analyzed as follows:
	2010	2011
Bunkers	$4,236	$4,655
Lubricants	3,951	4,196
	$8,187	$8,851

Vessels and office furniture and equipment, net	12 Months Ended
Dec. 31, 2011
Vessels and office furniture and equipment, net (Abstract)
Vessels and office furniture and equipment, net
6.     Vessels and office furniture and equipment, net:

The amounts shown in the accompanying consolidated balance sheets are analyzed as follows:

	2010	2011
Vessels cost	$3,036,013	$3,107,329
Accumulated depreciation	(413,382)	(528,044)
Vessels, net	$2,622,631	$2,579,285

Office furniture and equipment cost	$2,865	$3,182
Accumulated depreciation	(1,718)	(2,241)
Office furniture and equipment, net	$1,147	$941

All of the Company's vessels have been provided as collateral to secure the bank loans discussed in Note 8 below.
Management's impairment analysis as of December 31, 2010 and 2011 indicated that the undiscounted projected net operating cash flows per vessel exceeded the carrying value of each vessel and thus no impairment loss was recorded in the years ended December 31, 2010 and 2011.

On December 11, 2010, the vessel Renuar was hijacked in waters east of Somalia. On April 23, 2011, the vessel was released. The outcome of this incident did not have a material adverse effect on the financial condition or operating results of the Company.

On January 7, 2011, the Company entered into a Memorandum of Agreement (MOA) to sell the vessel Marybelle for net proceeds of approximately $9.9 million and realized a gain of $1.3 million which is included in gain on sale of vessels in the accompanying consolidated statement of operations for the year ended December 31, 2011. The vessel delivery took place on February 10, 2011. Following the sale, an amount of approximately $7.8 million was repaid under the Company's Nordea credit facility.

On January 10, 2011, the Company took delivery of vessel Mairaki and paid an amount of $17.6 million to the shipyard representing her delivery installment, and other minor delivery costs of $0.2 million. Of this amount, $16.1 million was funded from the drawdown discussed in Note 8 below and the remaining amount was financed from the Company's own funds.

On May 31, 2011, the Company entered into a MOA to sell the vessel Lady for net proceeds of approximately $7.2 million. The resulting gain on the sale of the vessel amounted to approximately $5.1 million and is included in gain on sale of vessels in the accompanying consolidated statement of operations for the year ended December 31, 2011. The vessel delivery took place on August 9, 2011. Following the sale, an amount of approximately $6.0 million was repaid under the Company's Nordea credit facility.

Advances for vessels under construction	12 Months Ended
Dec. 31, 2011
Advances For Vessels Under Construction (Abstract)
Advances for vessels under construction
7.     Advances for vessels under construction:

As of December 31, 2010  advances for vessels under construction reflect the advances paid to the shipyard for new-building vessels, as well as, the Company's portion of the excess of the fair value of these contracts over their contracted prices and capitalized interest. The amount shown in the accompanying consolidated balance sheets is analyzed as follows:

December 31, 2010
Advances to the shipyard and initial expenses	$62,480
Company's portion on the excess of the fair value of new building contracts over their contractual prices following the purchase method of accounting	10,700
Capitalized interest	2,265
Other	1,140
$76,585

The vessel was delivered on January 10, 2011 as discussed under Note 6 above.

Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt (Abstract)
Long Term Debt
8.	Long-Term Debt:

The following table summarizes the Company's long-term debt:

Description	December 31, 2010	December 31, 2011
Long-term loans, net of unamortized deferred financing fees of $11.2 million and $9.1 million, respectively	$1,037,716	$933,472
1.875% Convertible Senior Notes due 2027, net of unamortized deferred financing fees of $1.9 million and $1.4 million, respectively	116,325	124,123
	1,154,041	1,057,595
Less: Current portion of long-term debt, net of unamortized deferred financing fees of $2.8 million and $2.7 million, respectively	(107,369)	(104,879)
Long-term debt, net of current portion	$1,046,672	$952,716

Nordea Credit Facility

In April 2008 the Company entered into a credit facility of $1.4 billion in order to finance the cash consideration paid to Quintana's shareholders, to repay Quintana's loans and the outstanding balance ($175.9 million) of certain Company's loans and for working capital purposes. The loan consists of a term loan ($1.0 billion) and a revolving credit facility ($400.0 million) and it was drawndown in full on April 15, 2008. The term loan amortizes in quarterly variable installments through April 2016, while the revolving credit facility shall be repaid in one installment on the term loan maturity date.

Financial covenants

The loan entered in April 2008 contains certain financial covenants that require the Company to maintain an adjusted market value leverage ratio of not greater than 0.7:1.0, maintain a ratio of EBITDA to gross interest expense of not less than 3.0 to 1.0, maintain a book net worth of greater than $750.0 million, maintain a minimum of cash and cash equivalents of no less than 7.5% of the outstanding total debt and on the third anniversary and thereafter, no less than 10% of the outstanding total debt, and to ensure that the aggregate fair market value of the collateral vessels at all times is not less than 135% of the sum of (i) the then aggregate outstanding principal amount of the credit facility and (ii) the unused commitment under the revolving loan, provided that the Company has 45 days to cure any default under this particular covenant so long as the default was not the result of a voluntary vessel disposition.  In addition, from and after the Company's fiscal quarter falling on or after the third anniversary of the closing date of the credit facility (April 15, 2008), maintain at the end of each fiscal quarter a ratio of total net debt to EBITDA, for the four fiscal quarters ended as of the end of such quarter, of not greater than 6.0:1.0.

First amendment

On March 31, 2009, the Company concluded an amended agreement with Nordea and modified certain of the initial agreement terms in order to comply with the financial covenants related to the collateral vessels' market values following the significant decline prevailed in the market and any potential future non-compliance with the minimum liquidity covenant. The amended terms, which were effective from December 4, 2008 until January 1, 2011, contained financial covenants requiring the Company to maintain a leverage ratio based on book values of not greater than 0.7:1.0, maintain a ratio of EBITDA to gross interest expense of not less than 1.75:1.0, maintain a book net worth of greater than $750.0 million, maintain a minimum of cash and cash equivalents of 25.0 million, and to ensure that the aggregate fair market value of the collateral vessels at all times is not less than 65% of the sum of (i) the then aggregate outstanding principal amount of the credit facility and (ii) the unused commitment under the revolving loan.

In addition, in accordance with the amended terms, the loan margin increased to 2.5% and the loan repayment schedule was modified to defer an amount of $150.5 million in the balloon payment which would be decreased by any excess cash flows and equity injections.

In this respect, two companies owned and controlled by entities affiliated with the family of the Company's Chairman of the Board of Directors injected a total of $50.0 million of new equity in 2009 and 2010 which were used to prepay a portion of the balloon payment of the credit facility.

During the waiver period discussed above,  the Company had the option to declare the deferral of an additional one or more instalments ("Deferred Option Principal") up to an aggregate amount equal to the paid-in equity discussed above, subject to (i) an increase in the margin of  0.05% as long as any deferrals were outstanding, (ii) 100% of new equity and excess cash proceeds, accumulated after the date of declaring the deferral option, being used towards payment of deferral option amounts as long as deferral options were outstanding, and (iii) deferral options were only permitted if all covenants were met. The loan terms also provided that any excess cash flow as defined in the amended agreement, would be firstly applied against any Deferred Option Principal, the 70% of the remaining excess cash flow against the term loan repayments and the remainder 30% to build and maintain in a pledged account a capex reserve of up to $50.0 million, which would be funded also through new equity, to specifically finance the newbuildings discussed under Note 7 above.

Any amounts left in this reserve after dealing with the newbuildings would be applied against the deferred payments, to increase cash and cash equivalents in order to comply with the minimum liquidity requirements set forth in the loan agreement after January 1, 2011 and to reduce the loan repayment amount inverse order of maturity.

A first priority mortgage over the vessel Sandra, as well as a first assignment of vessel insurances and earnings was provided as additional security for the amended facility. In addition, no dividends would be declared and paid until the loan outstanding balance was brought to the same levels as per the original schedule, the Company was in compliance with all covenants of the original loan agreement and no event of default existed or would result upon giving effect to such dividend, while no repurchase of convertible notes would be effected unless through the concept of exchange offerings (i.e. without any cash outflow for the Company) as well as the Company would not, and would not permit any of its subsidiaries to, make any cash share buybacks.

On June 30, 2010, the Company notified its major lenders of its intention to make a payment of $28.0 million, in addition to the regular instalment of $18.0 million due on July 1, 2010. The payment was made in accordance with the excess cash flow provision as defined in the amended agreement and as such, it was applied against the term loan instalment due on April 1, 2016.

On July 1, 2010, following the total payment of $46.0 million, the Company repaid the total principal amount of $455.0 million that the Company would have paid in accordance with the original credit facility dated April 14, 2008 and on the payment date the Company was in compliance with the relevant financial covenants applicable after the end of the waiver period.

As a result, the excess cash flow provision was terminated and the loan applicable margin for the interest period starting July 1st decreased from 2.5% to 1.25% and remained at this level until the expiration of the waiver period, as the Company continued to be in compliance with the relevant financial covenants as applicable after the end of the waiver period.

For the period from the end of the waiver period (January 1, 2011) and throughout the term of the facility, the applicable covenants would be those provided in the original loan agreement, as discussed above, with the exception of the minimum cash and cash equivalents requirement which would be not less than $1,000 per collateral vessel.

Second amendment

On June 1, 2010, the Company concluded an amended agreement in relation to the facility and modified certain of its terms relating to long-term fleet employment requirement for the collateral vessels. According to the amended terms, on and after December 31, 2010 and up to December 31, 2013, the Company is required to employ under time charters no fewer than 50% of the collateral vessel's total available calendar days for the period of the next 12 months from each semi-annual measurement date.

Third amendment

On December 23, 2010, the Company concluded an amended agreement in relation to the facility which provides that the aggregate fair market value of the collateral vessels at all times is not less than 135% of the then aggregate outstanding principal amount of the credit facility provided that the Company has 45 days to cure any default under this particular covenant so long as the default was not the result of a voluntary vessel disposition.

On May 3, 2011, the Company, in anticipation of a probable non compliance with the hull cover ratio clause of the original loan agreement upon expiration of the waiver period (providing for an aggregate fair market value of the borrowers' vessels not less than 135% of the outstanding loan), prepaid $11.0 million.

Fourth amendment

Further to the above, in July 2011, the Company modified certain financial covenants through December 31, 2012 in order to address the weak charter market conditions and the unusual high volatility in the sales and purchase market, both having a significant impact on the compliance of its financial covenants.

The financial covenants which were amended and are effective from June 30, 2011 to and including December 31, 2012 require the Company to maintain an adjusted market value leverage ratio of not greater than 0.9:1.0, maintain a ratio of EBITDA to gross interest of not less than 3.0:1.0 through and including March 31, 2012 and not less than 1.75:1.0 thereafter through December 31, 2012,  maintain a ratio of total net debt to EBITDA of not greater than 6.0:1.0 through and including March 31, 2012, while the covenant is waived thereafter up to December 31, 2012, maintain minimum liquidity of $1.0 million per collateral vessel plus an additional $10.0 million through and including December 31, 2012 and maintain, during the waiver period from June 30, 2011 to December 31, 2012, an aggregate fair market value of the collateral vessels at all times not less than 105% through and including March 31, 2012 and not less than 115% thereafter to December 31, 2012 of the then aggregate outstanding principal amount of the facility. During the waiver period no dividends may be declared and paid and no investment and vessel acquisition or construction are permitted, unless the Company is in compliance with the original covenants. During the waiver period the loan margin increases to 2.50%, unless the Company is in compliance with the original covenants where the margin reverts back to 1.25%.

Following the fourth amendment discussed above, the amount of $11.0 million was drawndown again on September 29, 2011.

Credit Suisse Credit Facility

In November 2007, the Company concluded a term loan of $75.6 million in order to partly finance the acquisition cost of the vessels July M and Mairouli. The loan amortizes in quarterly equal installments through December 2022 plus a balloon payment of $12.6 million together with the last installment.

Financial covenants

The loan contains certain financial covenants that require the Company to maintain an adjusted market value leverage ratio of not greater than 0.7:1.0, maintain a ratio of EBITDA to net interest expense greater than 2.0:1.0, maintain a net worth (adjusted by the market value of total assets) of at least $150.0 million, maintain a minimum of cash and marketable securities of an amount not less than $10.0 million; and to ensure that the aggregate of the fair market value of the borrowers' vessels and the value of any additional security at all times is not less than 125% of the outstanding loan.

First supplemental agreement

On March 31, 2009, the Company concluded a first supplemental agreement with Credit Suisse and modified certain of the initial agreement terms in order to comply with the financial covenants that related to the vessels' market values following the significant decline in the vessel's fair market values. The amended terms which were effective from December 4, 2008 until January 1, 2011 contained financial covenants requiring the Company to maintain minimum liquidity of $25.0 million, maintain a leverage ratio based on book values of not greater than 0.7:1.0, maintain a book net worth of not less than $750.0 million, maintain a ratio of EBITDA to net interest of not less than 1.75: 1.0 and maintain an aggregate fair market value of the borrowers' vessels at all times not less than 65% of the sum of the loan. The loan margin increased to 2.25%. For the period from the end of the waiver period (January 1, 2011) and up to the maturity of the loan, the applicable covenants will be those provided in the original loan agreement, as discussed above, with the exception of the minimum cash and cash equivalents requirement which shall be not less than $1,000 per fleet vessel.

Second supplemental agreement

On February 28, 2011, the Company, in anticipation of a probable non compliance with the hull cover ratio clause of the original loan agreement upon expiration of the waiver period (providing for an aggregate fair market value of the borrowers' vessels not less than 125% of the outstanding loan), following respective arrangements with its lenders, agreed to place an amount of $11.8 million as additional security in accordance with the relative clause of the loan agreement. The amount was reflected in the accompanying 2010 consolidated balance sheet under restricted cash current and restricted cash non-current as a proportion of the current and long-term portion of the related loan that secured.

Third supplemental agreement

Further to the above, in July 2011, the Company modified certain financial covenants through December 31, 2012 in order to address the weak charter market conditions and the unusual high volatility in the sales and purchase market, both having a significant impact on the compliance of its financial covenants. The amended financial covenants require the Company to maintain for the period from June 30, 2011 to and including December 31, 2012 a market value adjusted leverage ratio of not greater than 0.9:1.0, maintain a ratio of EBITDA to gross interest of not less than 3.0:1.0 through and including March 31, 2012, not less than 1.75:1.00 as of December 31, 2012 and not less than 3.0:1.0 thereafter, maintain minimum liquidity of $1.0 million per Nordea collateral vessel plus an additional $10.0 million through and including December 31, 2012, and thereafter reverting to $1.0 million per Nordea collateral vessel or $10.0 million in case Nordea facility is fully repaid and maintain an aggregate fair market value of the collateral vessels at all times not less than 105% through and including March 31, 2012, not less than 115% through December 31, 2012 and not less than 125% thereafter, of the then outstanding principal amount of the facility.

In addition, minimum net worth is changed to $750.0 million in terms of book values permanently. The loan margin increased to 2.50% effective from June 30, 2011 through December 31, 2012 or upon compliance with the original financial covenants, when the margin decreases to its original level of 0.675% and the existing collateral deposit of $11.8 million will be pledged to the lender until December 31, 2012.

After December 31, 2012 it may be released to the Company upon request to the Lender in writing, to the extent that the applicable value to loan ratio is complied with after such release and provided that there is no event of default which is continuing (Note 19(c)). Until December 31, 2012 no dividends may be declared and paid and no investment is permitted unless the Company is in compliance with the original covenants. As of December 31, 2011 and following the above amendment, the amount of $11.8 million was reflected under restricted cash non-current in the accompanying 2011 consolidated balance sheet.

In February 2012, the lender accepted a request made by the Company in relation to the leverage definition of the financial covenants in order to align it with the definition used in the Company's remaining loans. The amendment was effective as of December 31, 2011.

DVB Credit Facility

On April 26, 2010, Christine Shipco LLC entered into a loan agreement for the post-delivery financing of the Christine in the amount of the lesser of $42.0 million or 65% of the fair value of the Christine upon delivery. The loan was drawn in full on the vessel delivery date (April 30, 2010). The loan bears interest at LIBOR plus a margin of 3% and is repayable in 26 quarterly instalments and a balloon payment of approximately $20.8 million through December 2016. A first priority mortgage over the Christine as well as a first assignment of vessel insurances and earnings have been provided as security. The Company has also guaranteed the performance of Christine Shipco LLC for up to 71.4%, while a letter of undertaking for the remaining 28.6% has been provided by Robertson Maritime Investors LLC.

Financial covenants

The loan contains certain financial covenants that require the Company to maintain a leverage ratio of not greater than 0.7:1.0  based on book values up to January 1, 2011 and as adjusted based on fleet market value thereafter, maintain a ratio of EBITDA to gross interest expense greater than 1.75:1.0 up to January 1, 2011 and greater than 3.0:1.0 thereafter, maintain a net worth (based on book values) of at least $750.0 million, maintain a minimum liquidity of $25.0 million up to January 1, 2011 and $1.0 million per fleet vessel thereafter, and to ensure that the aggregate of the fair market value of the borrower's vessel and the value of any additional security at all times is not less than 115% for the first three years and 120% thereafter. In addition, Christine Shipco must maintain minimum liquidity with the bank which stands at $0.5 million at all times.

First supplemental agreement

In July 2011 and in line with the Nordea and Credit Suisse amendments, the Company entered into a supplemental agreement with DVB and amended certain of its financial covenants. The  financial covenants which were amended and are effective from June 30, 2011 to and including December 31, 2012 require the Company to maintain a market value adjusted leverage ratio of not greater than 0.9:1.0, maintain a ratio of EBITDA to gross interest of not less than 3.0:1.0 through and including March 31, 2012 and not less than 1.75:1.00 as of December 31, 2012, maintain minimum liquidity of $1.0 million per Nordea collateral vessel plus an additional $10.0 million through and including December 31, 2012. During the waiver period no dividends may be declared and paid and no investment is permitted, unless the Company is in compliance with the original covenants.

ABN Credit Facility

On February 11, 2010, Hope Shipco LLC entered into a loan agreement for the financing of the vessel Mairaki in the amount of maximum $42.0 million but in any event not more than 75% of the fair value of the vessel upon delivery. The loan which was drawn down in various instalments following the vessel construction progress through January 2011, bears interest at LIBOR plus a margin of 2.75% and is repayable in twenty quarterly instalments and a balloon payment through January 2016.

The first, second and third drawdown, amounting to $13.9 million, $6.0 million and $6.0 million, respectively, took place on March 9, 2010, August 20, 2010 and October 1, 2010 to partially finance the second, third and fourth payment instalments to the shipyard upon the steel cutting, keel laying and launching, as provided in the relevant shipbuilding contract. On January 6, 2011, $16.1 million were drawndown under the facility to partly finance the delivery payment of vessel Mairaki to the shipyard. The loan amortizes in 20 quarterly equal instalments through January 2016 including a balloon payment of $26.5 million together with the last installment.

A first priority assignment of the refund guarantee and the shipbuilding contract in addition to other customary securities have been provided for the vessel pre-delivery period and a first priority mortgage, as well as a first assignment of vessel insurances and earnings have been provided as security for the vessel post delivery period. A second priority mortgage and a second priority assignment of the vessel insurances and earnings have been provided as security for an existing swap agreement. Additionally no dividends may be paid without the prior written consent of the lender.

Financial covenants

The loan contains certain financial covenants that require the Company to maintain a leverage ratio based on book values of not greater than 0.7:1.0, maintain a ratio of EBITDA to net interest expense greater than 1.75:1.0, maintain a net worth (based on book values) of at least $750.0 million, maintain a minimum liquidity of $25.0 million up to January 1, 2011 and $1.0 million per fleet vessel thereafter, and to ensure that the aggregate of the fair market value of the borrower's vessel and the value of any additional security at all times is not less than 115%.

First supplemental agreement

In November 2011, the Company entered into a supplemental agreement with ABN in order to align its financial covenants with the Nordea Credit facility. The  financial covenants which were amended and are effective from June 30, 2011 to and including December 31, 2012 require the Company to maintain a market value adjusted leverage ratio of not greater than 0.9:1.0, maintain a ratio of EBITDA to gross interest of not less than 3.0:1.0 through and including March 31, 2012 and not less than 1.75:1.00 thereafter and up to December 31, 2012, maintain a ratio of total net debt to EBITDA of not greater than 6.0:1.0 for the period from June 30, 2011 through March 31, 2012 and  from January 1, 2013 and thereafter (with such covenant being waived during the period from April 1, 2012 through December 31, 2012) (Note 19(c)), maintain minimum liquidity of $1.0 million per Nordea collateral vessel plus an additional $10.0 million through and including December 31, 2012. During the waiver period no dividends may be declared and paid and no investment is permitted, unless the Company is in compliance with the original covenants.

In relation to the loan amendments concluded in July 2011, the Company incurred $0.9 million of financing fees which were deferred and amortized over the term of the related loan agreements using the effective interest method.

1.875% Unsecured Convertible Senior Notes due 2027

In October 2007, the Company completed its offering of $125,000 aggregate principal amount of Convertible un-secured Senior Notes due 2027 (the "Notes") subsequent to which, the initial purchaser exercised in full its option to acquire an additional of $25,000 of the Notes solely to cover over-allotments. The Notes bear interest semi-annually at a rate of 1.875% per annum, and were initially convertible at a base conversion rate of approximately 10.9529 Excel Class A common shares per $1 principal amount of Notes.

This conversion rate has since been adjusted to 11.2702 Excel Class A common shares per $1 principal amount of Notes as a consequence of the payment of dividends by the Company in 2008 at levels exceeding a threshold set forth in the indenture governing the Notes. The initial conversion price was set at $91.30 per share and an incremental share factor of 5.4765 Excel Class A common shares per $1 principal amount of Notes. The conversion price has since been adjusted to $88.73 per share, based on which the maximum amount of shares to be issued upon conversion is 1,690,522 Class A common shares and the incremental share factor has since been adjusted to 5.6351 Excel Class A common shares per $1 principal amount of Notes.

On conversion, any amount due up to the principal portion of the Notes will be paid in cash, with the remainder, if any, settled in shares of Excel Class A common shares. In addition, the Notes holders are only entitled to the conversion premium if the share price exceeds the market price trigger of $88.73 and thus, until the stock price exceeds the conversion price of $88.73, the instrument will not be settled in shares and only the portion in excess of the principal amount will be settled in shares. The Notes are due October 15, 2027.

The Notes also contain an embedded put option that allows the holder to require the Company to purchase the Notes at the option of the holder for the principal amount outstanding plus any accrued and unpaid interest (i.e. no value for any conversion premium, if applicable) on specified dates (i.e. October 15, 2014, October 15, 2017 and October 15, 2022), and a separate call option that allows for the Company to redeem the Notes at any time on or after October 22, 2014 for the principal amount outstanding plus any accrued and unpaid interest (i.e. no value for any conversion premium, if applicable). Any repurchase or redemption of the Notes will be for cash.

As discussed in Note 2(r), the Company follows the provisions of ASC Topic 470-20 which requires that the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) be separately accounted for in a manner that reflects an issuer's nonconvertible debt borrowing rate. As a result, the liability component is recorded at a discount reflecting its below market coupon interest rate, and is subsequently accreted to its par value over its expected life, with the rate of interest that reflects the market rate at issuance being reflected in the results of operations.

The Company adopted ASC 470-20 on January 1, 2009 as its convertible senior notes are within the scope of the standard and applied a nonconvertible borrowing rate of 8.64% based on comparable borrowing arrangements of peers, which resulted in the recognition of a discount on the convertible senior notes totaling $51,456, with the offsetting amount recognized as a component of additional paid-in capital. The recognized discount is amortized through October 2014. As of December 31, 2010 and 2011, the liability component of the convertible notes amounted to $118.2 million and $125.6 million, respectively, while the interest expense for each of the years ended December 31, 2009, 2010 and 2011 amounted to $2.8 million.

Following the amendatory agreements described above and in note 19(b), the Company was in compliance with all of the applicable financial covenants at December 31, 2011. The Company, taking all measures to manage its working capital requirement, believes that it will continue to be in compliance with its loan covenants at the next loan covenant measurement dates for a reasonable time and throughout the waiver period.

There can be no assurance however as to whether the vessel values and charter rates will further deteriorate and to what extent, and accordingly if these will be sufficient for the Company to be in compliance with certain of its loan covenants in the future. Management is in continuous contact with the lending banks and believes that the Company will be in a position to cure any unlikely event of non-compliance in a timely manner. In addition, management expects that the lenders would not declare an event of default, therefore not demand immediate repayment of the loans, provided that the Company pays loan principal instalments and accumulated or accrued interest as they fall due under its existing debt agreements.

Cash being generated from operations is expected to be sufficient for this purpose for a reasonable period of time. Accordingly, in accordance with the provisions of ASC 470-10-45 "Classification of Debt that Includes Covenants" all amounts not due within the next twelve months under the amended loan terms, have been classified as long-term liabilities in the accompanying 2011 consolidated balance sheet.

All of the Company's outstanding loan agreements contain cross default provisions.

As of December 31, 2011 and without taking into consideration the Company's right to defer instalments of up to $100 million, subject to certain preconditions, as discussed in note 19(b) , the following repayments of principal are required over the next five years and through out their term for the Company's debt facilities:

Period	Principal Repayment
January 1, 2012 to December 31, 2012	$107,622
January 1, 2013 to December 31, 2013	107,622
January 1, 2014 to December 31, 2014	257,622
January 1, 2015 to December 31, 2015	93,061
January 1, 2016 to December 31, 2016	488,825
January 1, 2017 thereafter	37,800
$1,092,552
Less: Unamortized debt discount of the 1.875% Unsecured Convertible Senior Notes	(24,438)
Total	$1,068,114

Borrowings under the credit facilities bear interest at LIBOR plus a margin and the average interest rate (including the margin and the interest swap effect) at December 31, 2009, 2010 and 2011 was 4.1%, 4.0% and 2.8%, respectively. Interest expense for the years ended December 31, 2009, 2010 and 2011, net of interest capitalized, amounted to $43.3 million, $26.7 million and $24.9 million, respectively, and is included in interest and finance costs in the accompanying consolidated statements of operations. Interest capitalized for the years ended December 31, 2009, 2010 and 2011 amounted to $1.6 million, $1.6 million and $0.06 million respectively. Capitalized interest is included in Vessels under construction and it is transferred to Vessels, net upon vessel delivery from the shipyard.

Derivative Financial Instruments	12 Months Ended
Dec. 31, 2011
Derivative Financial Instruments (Abstract)
Derivative Financial Instruments
9.     Derivative Financial Instruments:

Interest Rate Swaps

The Company is exposed to interest rate fluctuations associated with its variable rate borrowings and its objective is to manage the impact in the cash flows of its borrowings. In this respect, the Company uses interest rate swaps to manage net exposure to interest rate fluctuations related to its borrowings and to lower its overall borrowing costs.

Interest Rate Swaps Designated as Hedging Instruments

Nomura International plc ("Nomura"): In August 2010, the Company entered into an interest rate swap agreement maturing in September 2015. Under the terms of the swap, the Company makes quarterly payments to the counterparty at a fixed rate of 1.79% based on a notional amount of $50.0 million decreasing by $0.8 million quarterly. As of December 31, 2011, the notional amount was $45.9 million. The counterparty makes quarterly floating rate payments at LIBOR to the Company based on the same decreasing notional amount. As of December 31, 2011, the swap agreement contained financial covenants that were in line with the financial covenants contained in the fourth amendment of the Nordea credit facility up to and including December 31, 2012 and with the financial covenants contained in the original Nordea credit facility from January 1, 2013 and thereafter. The Company was in compliance with such financial covenants as of December 31, 2011.

In addition, in case the mark-to-market exposure is in excess of a threshold of $5.0 million, either party may be required to provide security in the form described in the swap agreement for the excess amount over the $5.0 million. As the swap qualifies for hedge accounting according to ASC 815 "Derivatives and Hedging", the Company has designated it as a cash flow hedge and accordingly, changes in its fair value are reported in Accumulated Other Comprehensive income/loss in the accompanying consolidated balance sheets.

Eurobank EFG Private Bank Luxembourg S.A. (''Eurobank''): In March 2011, the Company entered into an interest rate swap transaction with Eurobank for a non-amortizing notional amount of $50.0 million. The interest rate swap transaction is effective from April 1, 2012 until April 1, 2015. Under its terms, the Company will make quarterly payments to Eurobank at a fixed rate of 1.80%, 2.25% and 2.75% for the first, second and third year, respectively, while Eurobank will make quarterly floating-rate payments of 3-month USD LIBOR to the Company based on the same notional amount. As per the respective ISDA agreement entered on March 29, 2011, in case the mark-to-market exposure is in excess of a threshold of $5.0 million, the Company may be required to provide security in the form of cash for the excess amount over the $5.0 million. In addition based on the same ISDA agreement, a termination event will occur if the value of total debt, including current portion, to total assets is equal to or greater than 0.50.  As the swap qualifies for hedge accounting according to ASC 815 "Derivatives and Hedging", the Company has designated it as a cash flow hedge and accordingly, changes in its fair value are reported in Accumulated Other Comprehensive Income (Loss) in the accompanying 2011 consolidated balance sheet.

In relation to the above interest rate swap agreements and in accordance with ASC 815-20-25-16 Timing and Probability of the Hedged Forecasted Transaction, management of the Company considered the creditworthiness of its counterparties using available market data and reports as of December 31, 2011 and determined that no events have occurred that would make the forecasted transaction not probable.

Interest Rate Swaps Not Designated as Hedging Instruments

ABN AMRO ("ABN"): Effective December 31, 2010, the Company entered into an Interest Rate Swap, following the Swaption exercise by the counterparty of an Extendible Interest Rate Swap entered in May 2006.  The swap matures on June 30, 2014 and under its terms, the Company makes quarterly payments to the counterparty at a fixed rate of 5.0% based on an amortizing notional amount of $444.0 million at December 31, 2011. The counterparty makes quarterly floating rate payments at LIBOR to the Company based on the same notional amount ("Floating Rate Payer"). This swap is not designated as hedge and accordingly changes in its fair value are reported in earnings.  In connection with the Swaption exercise, the Company entered into an amended agreement with ABN on March 31, 2011.

Under the amended agreement, the Company deposited, by way of cash collateral in a retention account ("Cash Deposit Account") with the counterparty, an amount of $5.9 million, which was used by the counterparty towards the payment of the Floating Rate Payer payment due on June 30, 2011. The amount of $5.9 million is included in restricted cash, current in the accompanying 2010 consolidated balance sheet. Based on the amended agreement the Company shall procure the transfer to the Cash Deposit Account prior to the next Floating Rate Payer payment date of an amount equal to such payment. The amount that will be used by the counterparty towards the payment of the forthcoming Floating Rate Payer payment date due on March 31, 2012 is $5.0 million and is included in restricted cash, current in the accompanying 2011 consolidated balance sheet.

The amended agreement provides for automatic semiannual extensions starting from June 30, 2011, until the counterparty decides at its discretion that no further extension will be granted provided that to this effect sixty days prior notice will be given to the Company's subsidiary Hope Shipco LLC, where ABN retains the right to request an amount equal to 75% of any negative mark to market position due from the Company, minus any amount already deposited to the Cash Deposit Account, to be pledged in favor of the counterparty by way of cash collateral and the second mortgage and assignment of insurances and earnings over the vessel Mairaki will be lifted by ABN simultaneously with the deposit of the cash collateral.

Marfin Egnatia (''Marfin''): In July 2011, the Company entered into an interest rate swap transaction with Marfin Egnatia for a non-amortizing notional amount of $50.0 million. The interest rate swap transaction is effective from January 3, 2013 until January 3, 2017. Under its terms, the Company will make quarterly payments to Marfin at a fixed rate of 1.5% for the first year (from and including January 3, 2013 to and excluding January 3, 2014) and 2.98% for the remaining years (from and including January 3, 2014 to and excluding January 3, 2017), while Marfin will make quarterly floating-rate payments of 3-month USD LIBOR to the Company based on the same notional amount. As per the respective ISDA agreement entered on June 29, 2011, in case the mark-to-market exposure is in excess of a threshold of Euro 5.0 million, the Company may be required to provide security in the form of cash or other form agreed by the parties for the excess amount over Euro 5.0 million.  The swap does not qualify for hedge accounting and accordingly changes in its fair value are reported in earnings.

Freight Option Contracts

The Company is exposed to changes in the spot market rates associated with the deployment of its fleet and its objective is to manage the impact of such changes in its cash flows. In this respect, from time to time, the Company engages in certain forward freight agreements. These agreements are not designated as hedge and accordingly changes in their fair value are reported in earnings.

Foreign Currency Contract

The Company is exposed to foreign currency fluctuations associated with certain operating expenses and management expenses which are denominated in Euro and its objective is to manage the impact of such fluctuations in its cash flows. In this respect, the Company reduces the exposure to foreign currency fluctuations through the use of foreign currency forward contracts that management considers favourable.

On November 25, 2010, the Company entered into a foreign currency forward transaction for a period of one year which elapsed on December 16, 2011, under which the Company exchanged USD with EUR for a total notional amount of up to €4.8 million separated into monthly tranches of €0.4 million at specific dates of each month, referred to as Reference Dates. During the period of the contract the Company recognized a gain of $0.2 million which is reflected under losses on derivative financial instruments in the accompanying consolidated statements of operations for the year ended December 31, 2011.

The fair values of the Company's derivative financial instruments presented in the accompanying consolidated balance sheets equate to the amount that would be paid or received by the Company if the agreements were cancelled at the reporting date, taking into account current market data per instrument and the Company's or counterparty's creditworthiness, as appropriate.

The following tables summarize information with respect to the fair values of derivatives reflected in the balance sheet and with respect to gains and losses on derivative positions reflected in the statement of operations or in the balance sheets, as a component of accumulated other comprehensive income/loss.

Fair value of Asset Derivative Financial Instruments
Not designated as hedging instruments	Balance Sheet Location	December 31, 2010	December 31, 2011
Freight Option Contracts	Derivative financial instruments-Current assets	$116	$167
Designated as hedging instruments
Nomura Interest Rate Swap	Derivative financial instruments-Other Non Current assets	$923	$-

Fair value of Liability Derivative Financial Instruments
Not designated as hedging instruments	Balance Sheet Location	December 31, 2010	December 31, 2011
ABN Interest Rate Swap	Derivative financial instruments-Current	$21,300	$18,815
Foreign Currency Contracts	Liabilities	$7	$-
Designated as hedging instruments
Nomura Interest Rate Swap	Derivative financial instruments-Current iabilities	$638	$357
Eurobank Interest Rate Swap	Liabilities	$-	$281
Total		$21,945	$19,453
Designated as hedging instruments
Eurobank Interest Rate Swap	Derivative financial instruments- Non-	$-	$1,725
Nomura Interest Rate Swap	current liabilities	$-	$872
Not designated as hedging instruments
ABN Interest Rate Swaps	Derivative financial instruments- Non-	$30,155	$21,432
Marfin Interest Rate Swap	current liabilities	$-	$2,487
Total		$30,155	$26,516

Amount of Gain (Loss) Recognized in OCI (Effective Portion)
	December 31,
Designated as hedging instruments	2009	2010	2011
Nomura Interest Rate Swap	$-	$514	$(2,220)
Eurobank EFG Interest Rate Swap	-	-	(2,005)
Total gain (loss) recognized in OCI	$-	$514	$(4,225)
Reclassifications adjustments to loss included in the Statement of Operations
Nomura Interest Rate Swap		(229)	704
Total	$-	$285	$(3,521)

No portion of the cash flow hedge designated for hedge accounting was ineffective during the years ended December 31, 2010 and 2011 whereas an amount of $0.7 million was transferred in the year ended December 31, 2011 from accumulated Other Comprehensive Income into earnings. An amount of approximately $0.9 million is expected to be reclassified into earning during the following 12- month period.

The accumulated derivative gain as of December 31, 2010 amounted to $285, while as of December 31, 2011 amounted to a loss of $3,236.

Gains/Losses on derivative financial instruments included in the accompanying consolidated statements of operations are analyzed as follows:

Amount of Gain (Loss) Recognized in Statements of Operations
	December 31,
	2009	2010	2011
Interest Rate Swaps	$27,238	$2,446	$8,722
Freight Option Contracts	-	(496)	58
Foreign Currency Contracts	-	(7)	-
Unrealized gain	$27,238	$1,943	$8,780
Interest Rate Swaps	(28,364)	(29,214)	(23,611)
Freight Option Contracts	-	-	594
Foreign Currency Contracts	-	-	241
Other expenses	-	(19)	-
Realized loss	$(28,364)	$(29,233)	$(22,776)
Realized losses of instruments designated as hedges and reflected under interest and finance costs	$-	$229	$704
Losses on derivative financial instruments	$(1,126)	$(27,061)	$(13,292)

Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2011
Fair Value of Financial Instruments (Abstract)
Fair Value of Financial Instruments
10.  Fair Value of Financial Instruments:

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

  Cash and cash equivalents, restricted cash, accounts receivable and accounts payable: The carrying values reported in the consolidated balance sheets for those financial instruments are reasonable estimates of their fair values due to their short-term nature.

Long-term debt: The fair values of long-term bank loans approximate the recorded values due to the variable interest rates payable.

  Convertible Senior Notes: Convertible Senior Notes have a fixed rate and their estimated fair value represents the tradable value of the notes, determined through Level 2 inputs of the fair value hierarchy (quoted price in the over-the counter-market). The estimated fair value of the Notes at December 31, 2011 is approximately $75.0 million.

  Derivative financial instruments: The fair values of the Company's derivative financial instruments equate to the amount that would be paid or received by the Company if the agreements were cancelled at the reporting date, taking into account current market data per instrument and the Company's or counterparty's creditworthiness, as appropriate.

A fair value hierarchy that prioritizes the inputs used to measure fair value has been established by GAAP. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). This hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs.

 The three levels of inputs used to measure fair value are as follows:

Level 1:  Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2:  Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data;

Level 3:  Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The table below presents disclosures about the fair value of financial assets and financial liabilities recognized in the Company's consolidated balance sheets on a recurring basis:

		Fair Value Measurements at Reporting Date Using
Description	December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Derivative financial instruments-Assets
Freight Option Contracts- current	$167	$167	-	-
Derivative financial instruments-Liabilities
ABN Interest Rate Swap-current	$18,815	-	$18,815	-
Nomura Interest Rate Swap-current	357	-	357	-
Eurobank Interest Rate Swap- current	281	-	281	-
Nomura Interest Rate Swap- non current	872	-	872	-
Eurobank Interest Rate Swap- non current	1,725	-	1,725	-
Marfin Interest Rate Swap-non current	2,487	-	2,487	-
ABN Interest Rate Swap-non current	21,432	-	21,432	-

Interest rate swaps are valued using a discounted cash flow model that takes into account the present value of future cash flows under the terms of the contracts using current market information as of the reporting date. For a discussion of the factors warranting fair value assessment used in asset impairments and intangible assets, which are measured at fair value on a non-recurring basis, refer to Notes 2(m), 2(o) and 11 below.

Time charters acquired	12 Months Ended
Dec. 31, 2011
Time Charters Acquired (Abstract)
Time Charters Acquired
11.  Time Charters acquired:

Where the Company identifies any assets or liabilities associated with the acquisition of a vessel, the Company records all such identified assets or liabilities at fair value. Fair value is determined by reference to market data. The Company values any asset or liability arising from the market value of the time charters assumed when a vessel is acquired. The amount to be recorded as an asset or liability at the date of vessel delivery is based on the difference between the current fair value of a charter with similar characteristics as the time charter assumed and the net present value of future contractual cash flows from the time charter contract assumed, with such difference capped to the vessel's fair value on a charter free basis.

When the present value of the time charter assumed is greater than the current fair value of such charter, the difference is recorded as an asset; otherwise, the difference is recorded as liability. Such intangible assets and liabilities are amortized over the remaining term of the related charters as an increase in charter hire expense and revenue, respectively and are classified as non current in the accompanying consolidated balance sheets. Such amortization for the years ended December 31, 2009, 2010 and 2011 amounted to $40.0 million, $39.9 million and $36.5 million for the intangible assets and $364.4 million, $262.3 million and $3.5 million, respectively for the intangible liabilities and is separately reflected as charter hire amortization and time charter amortization, respectively. Included in the time charter amortization for the year ended December 31, 2009 is an amount of $63.1 million related to the accelerated amortization of the deferred liability related to vessels Sandra, Coal Pride and Grain Harvester due to the early termination of their time charters that were assumed by the Company upon acquiring Quintana in 2008.

 On April 9, 2010 and effective April 17, 2010, the Company entered into a novation agreement with the charterer and the then current sub-charterer of the vessel Iron Miner, under which the charterer was released from the obligations under the existing charter which was assigned directly to the sub-charterer reducing the daily hire from $42.1 per day to $41.4 per day over the remaining term of the charter. Following the above agreement and the release of the charterer from being the primary obligor under the liability, the deferred liability of the fair value of the charter, which was assumed upon acquiring Quintana in 2008, amounting to $26.9 million on the effective date, was released in the accompanying 2010 consolidated statement of operations.

The amortization schedule of the intangible liability as of December 31, 2011 and for the years to follow until they expire is as follows:

Period
January 1, 2012 to December 31, 2012	$3,569
January 1, 2013 to December 31, 2013	3,559
January 1, 2014 to December 31, 2014	3,559
January 1, 2015 to December 31, 2015	3,559
January 1, 2016 and thereafter	387
Total	$14,633

As already discussed in Note 2(o) above, management's impairment analysis, indicated that the future undiscounted operating cash flows of the Company's intangible assets did not support the recovery of the intangible assets' carrying values and accordingly the intangible assets' carrying values were adjusted to their fair values, which was determined to zero as charter-in rates of the charter parties assumed (and the value differential between these and the rates currently observed in the market for the remaining term of the charter agreements for vessels with similar characteristics), upon acquisition of Quintana (on April 15, 2008) do not currently (and are not expected in the future to) provide any benefit for the Company. In this respect, an impairment loss of $146.7 million as of November 30, 2011 which is separately reflected in the accompanying 2011 consolidated statement of operations.

Common Stock and additional paid-in capital	12 Months Ended
Dec. 31, 2011
Common Stock and Additional Paid-In Capital (Abstract)
Common Stock and Additional Paid-In Capital
12.           Common Stock and Additional Paid-In Capital:

The Company's authorized capital stock consists of (a) 994,000,000 shares (all in registered form) of common stock, par value $0.01 per share (the "Class A shares"), (b) 1,000,000 shares (all in registered form) of common stock, par value $0.01 per share (the "Class B shares") and (c) 5,000,000 shares (all in registered form) of preferred stock, par value $0.1 per share. The Board of Directors shall have the fullest authority permitted by law to provide by resolution for any voting powers, designations, preferences and relative, participating, optional or other rights of, or any qualifications, limitations or restrictions on, the preferred stock as a class or any series of the preferred stock.

The holders of the Class A shares and of the Class B shares are entitled to one vote per share and to 1,000 votes per share, respectively, on each matter requiring the approval of the holders of common stock, however each share of common stock shares in the earnings of the Company on an equal basis.

Stock Based Compensation	12 Months Ended
Dec. 31, 2011
Stock Based Compensation (Abstract)
Stock Based Compensation
13.  Stock Based Compensation:

On April 1, 2011, the Board of Directors approved the grant of 340,279 shares of the Company's Class A common stock in the form of restricted stock to certain of its employees to be vested as follows: 88,823 Class A common shares immediately, 83,823 Class A common shares on April 1, 2012, 83,823 Class A common shares on April 1, 2013 and 83,810 Class A common shares on April 1, 2014. The restricted stock granted is being recognized as expense over the vesting period based on its fair value on the grant date.

On July 15, 2011, the Board of Directors approved a cash bonus of $2.0 million and stock award of an aggregate grant date fair value of $5.8 million (equal to the value of 1,965,000 shares of the Company's Class A common stock at the closing price on July 14, 2011) and 35,000 shares of the Company's Class B common stock, in the form of restricted stock to the Chairman of its Board of Directors. The Class B shares and the 50% of the Class A shares, vested on October 6, 2011, with the remaining 50% of the Class A shares vested on December 30, 2011. The cash bonus is included in General and Administrative expenses in the accompanying 2011 consolidated unaudited statement of operations. In addition, on the same date, the Board of Directors approved a share grant of 15,000 Class B restricted shares to the Business Development Officer which vested on August 31, 2011. The total cost of the stock awards granted was recognized as expense over their vesting periods based on their fair value on the grant date. The fair value of the Class B shares is determined by reference to the Class A shares price.

Restricted stock during the years ended December 31, 2009, 2010 and 2011 is analyzed as follows:

	Number of Shares	Weighted Average Grant Date Price
Outstanding at December 31, 2008	852,845	$29.97
Granted	2,285,000	$5.91
Vested	(1,977,178)	$9.22
Forfeited or expired	(309,399)	$47.76
Outstanding at December 31, 2009	851,268	$7.11
Granted	2,299,164	$5.05
Vested	(1,451,208)	$5.80
Forfeited or expired	(47,829)	$9.33
Outstanding at December 31, 2010	1,651,395	$5.33
Granted	3,844,668	$1.92
Vested	(4,337,280)	$2.32
Forfeited or expired	(76,451)	$10.13
Outstanding at December 31, 2011	1,082,332	$4.94

The total fair value of the shares vested during the years ended December 31, 2009, 2010 and 2011 amounted to $18.2 million, $8.4 million and $10.0 million, respectively. During the years ended December 31, 2009, 2010 and 2011 the compensation expense in connection with all stock-based employee compensation awards amounted to $19,847, $9,647 and $10,169, respectively, and is included in General and Administrative expenses in the accompanying consolidated statements of operations.  At December 31, 2011, the total unrecognized cost related to the above awards was $1.7 million which will be recognized through April 1, 2014.

Earnings/(Losses) per share	12 Months Ended
Dec. 31, 2011
Earnings / (Losses) per share (Abstract)
Earnings / (Losses) per share
14.  Earnings / (Losses) per share:

All shares issued (including non-vested shares) have the right to receive dividends with the non-vested shares receiving forfeitable dividend until their vesting. For the purposes of calculating basic earnings per share, non-vested shares are not considered outstanding until the time-based vesting restriction has lapsed.

Basic earnings per common share are computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted earnings per common share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised. None of the non-vested awards for the year ended December 31, 2011 discussed under Note 13 above were included in the computation of diluted earnings per share because inclusion of these awards would be anti-dilutive. For the purposes of calculating basic earnings per share, non-vested shares are not considered outstanding until the time-based vesting restriction has lapsed.

Dividends declared during the period for non vested shares are deducted from (added to) the net income (loss) reported for purposes of calculating net income (loss) available to (assumed by) common stockholders for the computation of basic earnings (losses) per share.

During the years ended December 31, 2009 and 2010, the denominator of the diluted earnings per share calculation includes the incremental shares assumed issued under the treasury stock method weighted for the period the shares were outstanding, with respect to the non vested shares outstanding as of each year-end and the warrants outstanding as of December 31, 2009 and the period from January 1, 2010 to November 16, 2010.  The Company calculates the number of shares outstanding for the calculation of basic and diluted earnings per share as follows:

	2009	2010	2011
Net income (loss) for Basic and Diluted Earnings (losses) per share

Net income (loss) attributable to Excel Maritime Carriers Ltd. for the period	$339,782	$257,829	$(211,593)

Weighted average common shares outstanding, basic	67,565,178	80,629,221	84,463,674
Add: Dilutive effect of non vested shares	282,346	875,003	-
Add: Dilutive effect of warrants	2,152,236	1,598,699	-
Weighted average common shares, diluted	69,999,760	83,102,923	84,463,674

Earnings (losses) per share, basic	$5.03	$3.20	$(2.51)
Earnings (losses) per share, diluted	$4.85	$3.10	$(2.51)

In relation to the Convertible Senior Notes due in fiscal year 2027, upon conversion, the Company may settle its conversion obligations, at its election, in cash, shares of our Class A common stock or a combination of cash and shares of our Class A common stock.

The Company has elected on conversion, any amount due up to the principal portion of the notes to be paid in cash, with the remainder, if any, settled in shares of Excel Class A common shares (Note 8). Based on this presumption, and in accordance with ASC 260 "Earnings Per Share", any dilutive effect of the Convertible Senior Notes under the if-converted method is not included in the diluted earnings per share presented above. Any shares to be issued upon conversion would have either an anti-dilutive effect (in 2011) or immaterial dilutive effect (in 2009 and 2010) in the reported earnings / losses per share.

Commitments And Contigencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies (Abstract)
Commitments and Contingencies
15.  Commitments and Contingencies:

a) Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company's vessels. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements.  The Company is a member of a protection and indemnity association, or P&I Club that is a member of the International Group of P&I Clubs, which covers its third party liabilities in connection with its shipping activities. A member of a P&I Club that is a member of the International Group is typically subject to possible supplemental amounts or calls, payable to its P&I Club based on its claim records as well as the claim records of all other members of the individual associations, and members of the International Group. Although there is no cap on its liability exposure under this arrangement, historically supplemental calls have ranged from 0%-40% of the Company's annual insurance premiums, and in no year have exceeded $1.0 million.  Supplementary calls for 2009 and 2010 amounted to $0.6 million and $0.08 million, respectively, and were included in operating expenses in the consolidated financial statements for the twelve-month periods ended December 31, 2009 and 2010, respectively. All such amounts were not material. There were no supplementary calls for 2011. The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company's protection and indemnity (P&I) insurance coverage for pollution is $1 billion per vessel per incident.

b) The following table sets forth the Company's lease as of December 31, 2011:

	2012	2013	2014	2015	2016 & thereafter	Total
	(Amounts in million of US Dollars)
Operating lease obligations (Bareboat charters) (1)	(32.9)	(32.8)	(31.9)	(17.1)	-	(114.7)
Future minimum charter receivables (2)	135.3	56.9	37.6	33.6	2.5	265.9
Property leases (3)	(0.8)	(0.8)	(0.9)	(0.1)	-	(2.6)

(1) The amount relates to the bareboat hire to be paid for the seven vessels chartered-in under bareboat charter agreements expiring in July 2015 (Note 1).

(2) The amount relates to revenue to be earned under the Company's fixed time charters net of related commissions.

(3) Maryville (Note 1) has a lease agreement for the rental of office premises until February 2015 with an unrelated party. Under the current terms of the lease, the monthly rental fee is approximately $0.06 million. Operating lease payments for 2009, 2010 and 2011 amounted to approximately $0.8 million, $0.7 million and $0.8 million, respectively and are included in General and Administrative expenses in the accompanying consolidated statements of operations. Rent increases annually at a rate of 1.5% above inflation.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes (Abstract)
Income Taxes
16.  Income Taxes:

Under the laws of Marshall Islands, Liberia, Panama, Bahamas, Malta and Cyprus, (the countries of the companies' incorporation and vessels' registration), the companies are subject to registration and tonnage taxes (Note 17), which have been included in Vessels' operating expenses in the accompanying consolidated statements of operations.

Taxation on United States Source Income: Pursuant to § 883 of the Internal Revenue Code of the United States (the "Code"), U.S. source income from the international operation of ships is generally exempt from U.S. Federal income tax on such income if the company meets the following requirements: (a) the company is organized in a foreign country that grants an equivalent exception to corporations organized in the U. S. and (b) either (i) more than 50 percent of the value of the company's stock is owned, directly or indirectly, by individuals who are "residents" of the company's country of organization or of another foreign country that grants an "equivalent exemption" to corporations organized in the U.S. (the "50% Ownership Test") or (ii) the company's stock is "primarily and regularly traded on an established securities market" in its country of organization, in another country that grants an "equivalent exemption" to U.S. corporations, or in the U.S. (the "Publicly-Traded Test").

Pursuant to Treasury Regulation § 1.883-2, a company's stock will be considered "regularly traded" on an established securities market if (i) one or more classes of its stock representing 50 percent or more of its outstanding shares, by voting power and value, is listed on the market and is traded on the market, other than in minimal quantities, on at least 60 days during the taxable year; and (ii) the aggregate number of shares of stock traded during the taxable year is at least 10 percent of the average number of shares of the stock outstanding during the taxable year.

Treasury regulations interpreting § 883 were promulgated in final form in August 2003 effective for taxable years beginning after September 24, 2004. As a result, such regulations became effective for calendar year taxpayers, like the Company, beginning with the calendar year 2005. Marshall Islands, Liberia and Cyprus, the jurisdictions where the Company and its ship-owning subsidiaries are incorporated, grant an equivalent exemption to United States corporations. Therefore, the Company is exempt from United States federal income taxation with respect to U.S.-source shipping income if either the 50% Ownership Test or the Publicly-Traded Test is met.

For the years ended December 31, 2009, 2010 and 2011, the Company determined that it does not satisfy the Publicly-Traded Test as a result of its shares not meeting the "regularly traded" requirement as set forth under  the regulations. In addition, the Company does not satisfy the 50% Ownership Test as it is unable to substantiate certain requirements regarding the identity of its shareholders. As a result, the Company does not qualify for exemption under § 883 of the Code from the 4 percent U.S. Federal income tax on its U.S. source gross transportation income. U.S. source gross transportation income is defined as 50 percent of shipping income that is attributable to transportation that begins or ends, but does not both begin and end, in the U.S. Gross transportation income from each voyage is equal to the product of (i) the number of days in each voyage and (ii) the daily charter rate paid to the Company by the charterer.

Relevant to calculating taxable shipping income, days spent loading and unloading cargo in port were not included in the number of days of a voyage. As a result, taxes of approximately $0.7 million, $0.8 million and $0.7 million for the years ended December 31, 2009, 2010 and 2011, respectively were recognized in the accompanying consolidated statements of operations.

The Company believes that the position of excluding days spent loading and unloading cargo in port meets the more likely than not criterion to be sustained upon a future tax examination; however, there can be no assurance that the Internal Revenue Service would agree with the Company's position.  Had the Company included the days spent loading and unloading cargo in port, the Company would have a tax liability of approximately $1.3 million and $1.5 million as of December 31, 2010 and 2011 respectively and additional taxes of $0.2 million, $0.3 million and $0.2 million would have been recognized in the accompanying consolidated statements of operations for the years ended December 31, 2009, 2010 and 2011, respectively.

Voyage and Vessel Operating Expenses	12 Months Ended
Dec. 31, 2011
Voyage Vessel Operating Expenses (Abstract)
Voyage And Vessel Operating Expenses
17.  Voyage and Vessel Operating expenses:

The amounts in the accompanying consolidated statements of operations are analyzed as follows:

	2009	2010	2011
Voyage expenses
Port Charges and other	$1,732	$1,899	$6,040
Bunkers	(630)	5,393	21,196
Commissions charged by third parties	18,215	20,271	15,504
	19,317	27,563	42,740
Commissions charged by related parties	2,260	3,188	3,892
	$21,577	$30,751	$46,632

	2009	2010	2011
Vessel Operating expenses
Crew wages and related costs	$39,558	$42,093	$43,122
Insurance	9,617	9,081	9,043
Repairs, spares and maintenance	16,923	18,809	17,037
Consumable stores	14,113	13,192	12,892
Tonnage taxes	476	483	404
Miscellaneous	2,510	3,042	2,576
	$83,197	$86,700	$85,074

Interest and Finance Costs	12 Months Ended
Dec. 31, 2011
Interest and Finance Costs (Abstract)
Interest and Finance Costs
18.  Interest and Finance Costs:

The amounts in the accompanying consolidated statements of operations are analyzed as follows:

	2009	2010	2011
Interest on long-term debt	$44,905	$28,219	$25,006
Realized losses of interest rate swaps designated as hedging instruments	-	229	704
Imputed and capitalized interest	(1,563)	(1,562)	(61)
Amortization of financing costs	3,823	3,509	3,425
Amortization of convertible notes debt discount	6,154	6,736	7,365
Bank charges and finance costs	3,777	991	694
	$57,096	$38,122	$37,133

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events (Abstract)
Subsequent Events
19.  Subsequent Events:

a)  Loan payments: Subsequent to December 31, 2011, the Company paid regular loan instalments amounting to $26.9 million in total.

b)  Nordea loan amendment: In March 2012, the Company reached an agreement with all the lenders under the Nordea credit facility, for the amendment, for a period from the effective date of such amendment (March 30, 2012) through December 31, 2013, of the amortization schedule, the collateral value clause and certain of the financial covenants of the facility (the effectiveness of which will be as of January 1, 2012) in order to improve its debt maturity profile and respond to the weak charter conditions currently prevailing in the market and the associated volatility in the vessels' market values.

In accordance with such amendment, the loan repayment schedule will be modified to allow for, at Company's option, the deferral of the repayment of principal amount of up to $100.0 million, originally scheduled for 2012 and 2013, to the balloon payment at the end of the facility's term in 2016.

Under the amendment, the Company is required to raise at least $30.0 million in new equity by December 31, 2012. In addition, the loan amendment and the exercise of the deferral option thereunder were conditional, among other things, upon the deposit of $20.0 million out of the $30.0 million that is required to be raised, into an escrow (special purpose blocked) account. In that respect, the Company reached an agreement with certain entities affiliated with the family of the Chairman of its Board of Directors to deposit such amount into the escrow account. Such deposit took place on March 29, 2012. Under the amendment, the Company is required to raise the $30.0 million in new equity as follows: (i) at least $20.0 million will be raised through an equity offering by September 30, 2012, with any shortfall being covered through the use of the funds deposited into the escrow account; and (ii) the remaining $10.0 million will be raised by December 31, 2012, with any shortfall being covered through the use of any funds remaining in the escrow account.

Following the amendment, through December 31, 2013, the facility contains financial covenants requiring the Company to maintain: (i) minimum liquidity of no less than $1.0 million per collateral vessel plus, in the aggregate, $10.0 million; (ii) a leverage ratio (as adjusted to reflect the fair market values of the vessels wholly owned by the Company) of no more than 0.9:1:0; (iii) a net worth, based on book values, of no less than $750.0 million; (iv) a ratio of EBITDA (as defined in the loan agreement) to gross interest expense of no less than 1.75:1.00 in the first half of 2012, and 1.25:1.00 during the eighteen-month period from July 1, 2012 until December 31, 2013; and (v) an aggregate fair market value of vessels serving as collateral for the facility at all times of no less than 80% of the outstanding principal amount of the facility in 2012, 100% of the outstanding principal amount of the facility in the first half of 2013, and 110% of the outstanding principal amount of the facility in the second half of 2013. In addition, under the amended facility, investments, cash dividends and share repurchases are allowed, as long as, among other things, the Company is in compliance with the original loan covenants and there are no deferred instalments outstanding.

Under the amendment, the Company may defer to the balloon payment at the end of the facility's term in 2016 the repayment of one or more principal instalments falling due after the date of execution of the amendment and prior to July 2, 2013 (inclusive), provided that: (i) at least $20.0 million out of the $30.0 million that the Company is required to raise has been raised through an equity offering or has been deposited by entities affiliated with the Company's Chairman of the Board of Directors into the escrow account discussed above and is held in such account until such amount is raised; (ii) after giving effect to the deferral of any principal repayment, each principal instalment falling due after December 31, 2012 is at least $6.0 million; (iii) the aggregate amount of principal so deferred does not exceed $100.0 million; (iv) no event of default shall have occurred and be continuing; (v) the Company is in compliance with the financial covenants, as amended; and (vi) the applicable margin for any such deferred amount shall increase to 4%. Under the terms of the amended facility, the Company will have to apply any consolidated excess cash flow, calculated on a quarterly basis, towards repayment of any outstanding principal amount so deferred. The Nordea credit facility defines excess cash flow as a amount equal to reported EBITDA (as defined in the loan agreement) less dry docking and special survey cost, net interest expenses (including payments due under the Company's current swap agreements) and less payments of loan principals under the Company's current loan agreements.

Following the amendment and until the expiry of the waiver period, the applicable margin will increase to 2.75% and 2.5% thereafter through maturity, while the applicable margin for any deferred principal amount will increase to 4.0% per annum.

The loan amendment came into effect on March 30, 2012.

c)  Credit Suisse loan amendment: Following the Nordea facility amendment, the Company reached an agreement with Credit Suisse to similarly amend its credit facility, requiring the Company to comply with a number of covenants, including financial covenants related to leverage, consolidated net worth, liquidity and interest coverage, dividends and collateral maintenance requirements, most of which are in principle and calculation substantially similar to the covenants described under the amended  Nordea credit facility.

In particular, the amended facility, through December 31, 2013, contains financial covenants requiring the Company to maintain: (i) minimum liquidity of no less than $1.0 million per collateral vessel plus, in the aggregate, $10.0 million; (ii) a leverage ratio (as adjusted to reflect the fair market values of the vessels wholly owned by the Company) of no more than 100% for the period from December 31, 2011 to December 31, 2012 and 90% thereafter until December 31, 2013; (iii) a net worth, based on book values, of no less than $750.0 million; (iv) a ratio of EBITDA (as defined in the loan agreement) to gross interest expense of no less than 1.75:1.00 in the first half of 2012, and 1.25:1.00 during the eighteen-month period from July 1, 2012 until December 31, 2013; and (v) an aggregate fair market value of vessels serving as collateral for the facility at all times of no less than 80% of the outstanding principal amount of the facility for the period from December 31, 2011 to December 31, 2012, 100% of the outstanding principal amount of the facility in the first half of 2013, and 110% of the outstanding principal amount of the facility in the second half of 2013. In addition, under the amended facility, the period during which cash dividends and share repurchases are suspended will be extended until December 31, 2013, at the latest.

The applicable margin under the facility will increase to 2.65% from April 1, 2012 until the loan maturity and the amount of $11.8 million pledged with Credit Suisse as discussed in Note 8 above, will remain pledged until December 31, 2013 and it may be released thereafter to the extent that the Company complies with the security clause which changes to 135% from January 1, 2014 until the loan maturity.

d)  ABN and DVB loan amendments: Similarly to the amendments discussed under (b) and (c) above, the Company reached an agreement with each of DVB and ABN to amend their respective bilateral credit facilities.

Further to the covenants amendments in line with Nordea credit facility, the financial covenant under ABN credit facility requiring the Company to maintain a ratio of total net debt to EBITDA (as defined in the loan agreement) of not greater than 6.0:1.0 will be waived until December 31, 2013, while the aggregate fair market value of the vessel shall be at all times  no less than 90% of the outstanding principal amount of the facility in 2012, 100% of the outstanding principal amount of the facility in the first half of 2013, and 110% of the outstanding principal amount of the facility in the second half of 2013. During the waiver period the applicable margin will increase to 3.05%.

The DVB credit facility was also amended in line with Nordea credit facility, with the exception of the value security clause which remained as per the initial agreement.

The Company will incur $2.6 million of financing fees in relation to the loan amendments discussed under (b) and (c) above which will be deferred and amortized over the term of the loan using the effective interest of the amended loan.

e)  Back Stop Agreement:  In connection with the amendment of the Nordea facility, the Company is required to raise at least $30.0 million through the issuance of equity by December 31, 2012 as follows: (a) at least $20.0 million must be raised by September 30, 2012; and (ii) a total of $30 million (including any amounts raised by September 30, 2012) must be raised by December 31, 2012.

In addition, the waiver and amendment agreements and the exercise by the Company of its deferral option thereunder are conditional upon the Company raising $20.0 million out of the $30.0 million in equity capital, or alternatively securing from external sources the immediate deposit of $20.0 million into an escrow account.

Certain entities affiliated with the family of the Chairman of the Board of Directors have agreed to deposit the required $20.0 million in cash into an escrow account set up for that purpose and have committed to purchase equity of the Company up to the total amount deposited in the escrow account in the event that the Company does not raise the amount required through equity offerings. Under the terms of this agreement, in exchange for depositing the required amount into the escrow account and agreeing to purchase equity of the Company as and if required to meet the Company's equity raising requirement, such entities will receive:

(i)   upon the execution of the agreement and the deposit of the required $20.0 million in cash, 2.7 million warrants, each convertible into one share of Class A common stock, with an exercise price of $0.01 per warrant, subject to a nine-month lock-up period commencing on the date of issuance;

(ii)  if, and only if, the Company has raised the entire amount required under the amendment to the Nordea facility within the allotted time frame, the entities will receive on January 1, 2013 warrants, each convertible into one share of Class A common stock, in an amount equal to 5% of the then outstanding share capital of the Company, with an exercise price of $0.01 per warrant.

In the event that the Company does not raise the amount required under the amendment to the Nordea facility through the issuance of equity, the escrowed funds ($20.0 million) will be used to purchase equity of the Company, which will consist of cumulative non-voting preferred stock of the Company having a liquidation preference of $1,000 per share, bearing a 12% annual dividend rate, payable in additional shares of preferred stock. The preferred stock will be convertible, at the option of its holder, within 12 months from its issuance, into shares of Class A common stock of the Company at a conversion price equal to a 15% discount on the weighted average closing price of the Class A common stock during the immediately preceding trailing 15-day period. Upon the end of such twelve-month period, any such preferred shares not previously converted will be converted automatically into Class A common stock upon the same terms. The preferred shares will have no preemptive or preferential rights to purchase or subscribe to shares, warrants or other securities of any class of the Company other than as described above, and will rank senior to all classes of common stock of the Company with respect to dividend rights and liquidation rights.

The board of directors established a special committee of independent directors to address issues in connection with the negotiation of the agreement with the entities depositing funds into the escrow account and the terms of the agreement.

The special committee determined the fairness of the terms of the agreement by taking into consideration various factors, including, but not limited to: (1) the adverse conditions currently prevailing in the shipping market and the industry outlook; (2) the importance of the deposit, which was a mandatory requirement for the lenders to amend the Nordea facility in order to agree to the relaxation of the facility's financial covenants and to allow for the deferral of principal amount of up to $100.0 million; (3) the purpose of such deposited funds to serve as equity financing of last resort until December 31, 2012 for purposes of being able to comply with the requirements imposed by the lenders to agree to the amendment of the facility; (4) the lenders requirement to secure such deposit in a very short period of time; (5) the relationship between the market value of the Company's assets and the level of its indebtedness; (6) the size of the deposit or such last resort equity financing versus the limited market liquidity, as well as the lack of financing alternatives; (7) the opportunity cost of the committed amount or a potential capital contribution compared to other similar investment opportunities; and (8) the nature of the compensation. On that basis, the special committee concluded that the terms of this specific transaction are fair to the Company. In connection with determining the fairness of the terms of the transactions described above, the special committee also retained an independent consulting firm to provide information for the special committee's use. The information provided by the independent firm included examples of similar transactions and an evaluation of the terms of the agreement against such similar transactions.